Exhibit 10.2

Confidential Treatment Requested by Capital Trust, Inc.

EXECUTION VERSION

This instrument is subject to and has the benefits of the terms and conditions of each of (i) that certain Intercreditor Agreement of even date herewith by and among JPMorgan Chase Bank, N.A., JPMorgan Chase Funding Inc., Citigroup Global Markets Inc., Citigroup Financial Products Inc., Morgan Stanley Asset Funding Inc. and Five Mile Capital II CT Mezz SPE LLC.

MEZZANINE LOAN AGREEMENT

between

CT Legacy REIT Mezz Borrower, Inc., as Borrower

and

Five Mile Capital II CT Mezz SPE LLC, as Mezzanine Lender

Dated as of March 31, 2011

TABLE OF CONTENTS

Page

1.	Definitions		2

2.	Agreement to Lend.		19
	2.1	Loan Amount; Interest.	19
	2.2	Collateral for Mezzanine Loan	20
	2.3	Term of the Mezzanine Loan	20
	2.4	Closing	20
	2.5	Prepayments.	21

3.	Conditions to Closing.		22
	3.1	Conditions Precedent to Obligations of Mezzanine Lender to Lend	22

4.	Representations, Warranties and Certain Covenants		26
	4.1	Organization and Authority.	26
	4.2	Enforceability	28
	4.3	Non-Contravention.	29
	4.4	Financial Statements	29
	4.5	Accurate Disclosure	29
	4.6	Approvals	29
	4.7	Transaction Documents	29
	4.8	Compliance with Law	30
	4.9	Senior Loan Documents	30
	4.10	Capitalization and Structure; Ownership of Assets	30
	4.11	Broker’s or Finder’s Commission	31
	4.12	Disclosure	31
	4.13	Omitted	31
	4.14	Employment Practices. Neither Borrower, AssetCo nor any Senior Borrower has any employees	32
	4.15	Taxes	32
	4.16	Transactions with Related Parties	32
	4.17	Bank Accounts	32
	4.18	No Material Adverse Change	33
	4.19	Bankruptcy	33
	4.20	ERISA	34
	4.21	Single Purpose Entity	34
	4.22	Charter Documents	34
	4.23	Indebtedness	34
	4.24	Collateral Loans and Mortgaged Properties	34

5.	Covenants.		34
	5.1	Business	34
	5.2	Existence	35
	5.3	Compliance With and Modification of Senior Loan.	35

i

	5.4	Compliance With and Modification of Collateral Loan Documents	36
	5.5	Transfer of Property and Change in Ownership	36
	5.6	Cash Management.	39
	5.7	Use of Funds	40
	5.8	Related Party Contracts	41
	5.9	Material Transactions	41
	5.10	Books and Records	41
	5.11	Reporting Requirements.	41
	5.12	Distributions.	43
	5.13	Budget and Protective Advances	44
	5.14	Compliance with ERISA	45
	5.15	Copies of all Notices	45
	5.16	Borrowing	45
	5.17	Estoppel Certificates.	46
	5.18	Mezzanine Lender’s Right to Cure and Expenses	46
	5.19	Additional Rights Upon Event of Default.	46
	5.20	Permitted Refinancing	47

6.	Event of Default.		47
	6.1	Event of Default	47
	6.2	Mezzanine Lender’s Remedies	50
	6.3	Notice and Cure	50

7.	Miscellaneous.		50
	7.1	Indemnification	50
	7.2	Notice of Indemnification	51
	7.3	Costs	51
	7.4	Survival of Covenants, Representations and Warranties; Severability	51
	7.5	Amendment and Waiver	51
	7.6	Notices, Etc	51
	7.7	Successors and Assigns	52
	7.8	Descriptive Headings; Interpretation	53
	7.9	Satisfaction Requirement	53
	7.10	Governing Law	53
	7.11	Service of Process	53
	7.12	Counterparts	54
	7.13	Interpretation	54
	7.14	Waiver of Jury Trial	54
	7.15	Execution and Binding Effect	54
	7.16	Publicity	54
	7.17	No Partnership or Joint Venture	54
	7.18	Omitted	54
	7.19	Assignment and Participation.	55
	7.20	Remedies of Borrower.	57
	7.21	Discussions with Senior Lender.	57
	7.22	Independent Approval Rights.	57
	7.23	Certain Investments by Mezzanine Lender and its Affiliates	57

ii

7.24	Further Investment in Collateral Assets	58
7.25	Tax Treatment of Funding Fee	58
7.26	Indemnified Taxes	58
7.27	Allocation for Tax Purposes	58
7.28	Tax Treatment of the Mezzanine Loan	58
7.29	U.S Federal Income Tax Reporting	58

SCHEDULES

Schedule 1	Initial Unencumbered Collateral Assets
Schedule 1-A	Designated Value of Selected Assets for Current Distribution Purposes
Schedule 2-A	Citi Collateral Assets
Schedule 2-B-1	JPMCB Collateral Assets
Schedule 2-B-2	JPMCF Collateral Assets
Schedule 2-C	MS Collateral Assets
Schedule 3-A	Citi Loan Documents
Schedule 3-B	JPM Loan Documents
Schedule 3-C	MS Loan Documents
Schedule 3.1(l)	Financial Statements
Schedule 4.10-A	Receipt and Use of Proceeds
Schedule 4.10-B	Capitalization – Organizational Structure
Schedule 4.16	Related Party Transactions
Schedule 4.17	Bank Accounts
Schedule 5.1	Guarantor and Affiliates Investments in Collateral Assets
Schedule 5.11	Form of Covenant Compliance Certificate
Schedule 5.13	Budget
Schedule 7.23	Restricted Collateral Assets

iii

MEZZANINE LOAN AGREEMENT

This Mezzanine Loan Agreement (this “Agreement”) is entered into as of March 31, 2011, by and between Five Mile Capital II CT Mezz SPE LLC, a Delaware limited liability company having an address at c/o Five Mile Capital Partners, LLC, Three Stamford Plaza, 301 Tresser Boulevard, 12th Floor, Stamford, Connecticut 06901 (“Mezzanine Lender”) and CT Legacy REIT Mezz Borrower, Inc., a Maryland corporation, having an address at c/o Capital Trust, Inc., 410 Park Avenue, New York, New York  10022 (“Borrower”).

RECITALS

A.           Borrower is the owner of 100% of the limited liability company interests in CT Legacy Asset, LLC, a Delaware limited liability company (“AssetCo”).

B.           AssetCo is the owner, directly or indirectly, of each of the real estate loan or loan-related assets described on Schedule 1 attached hereto (the “Initial Unencumbered Collateral  Assets”)

C.           AssetCo is also the owner of 100% of the limited liability company interests in each of (1) CT Legacy Citi SPV, LLC, a Delaware limited liability company (“Citi Borrower”); (2) CT Legacy JPM SPV, LLC, a Delaware limited liability company (“JPM Borrower”); and (3) CT Legacy MS SPV, LLC, a Delaware limited liability company, CT XLC Holding, LLC, Bellevue C2 Holding, LLC and CNL Hotel JV, LLC (individually and collectively, “MS Borrower”).   Citi Borrower is the “seller” under a repurchase financing facility with Citigroup Global Markets Inc. and Citigroup Financial Products Inc, (collectively, “Citi”), relating to certain real estate loan or loan-related assets listed on Schedule 2-A attached hereto (the “Citi Collateral Assets”); JPM Borrower is the “seller” under (i) a repurchase financing facility with JPMorgan Chase Bank, N.A. (“JPMCB”), relating to certain real estate loan or loan-related assets listed on Schedule 2-B-1 attached hereto (the “JPMCB Collateral Assets”) and (ii) a repurchase financing facility with JPMorgan Chase Funding Inc. (“JPMCF” and together with JPMCB, “JPM”), relating to certain real estate loan or loan-related assets listed on Schedule 2-B-2 attached hereto (the “JPMCF Collateral Assets” and together with the JPMCB Collateral Assets, the JPM Collateral Assets); and MS Borrower is the “seller” under a repurchase financing facility with Morgan Stanley Asset Funding Inc. (“MS”), relating to certain real estate loan or loan-related assets listed on Schedule 2-C attached hereto (the “MS Collateral Assets”).

D.           Borrower has requested that Mezzanine Lender make a loan to Borrower in the aggregate principal amount of $83,000,000.00 (the “Mezzanine Loan”), and Mezzanine Lender is willing to make the Mezzanine Loan upon and subject to the provisions and conditions set forth in this Agreement.

E.           The conditions to Mezzanine Lender’s obligation to make the Mezzanine Loan to Borrower include, among other things, that Borrower pledge to Mezzanine Lender as security for the Mezzanine Loan, all of Borrower’s right, title and interest in and to the limited liability company interests in AssetCo.

WITNESSETH

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Accountant” means Ernst & Young, and/or any other nationally recognized independent certified accountant that has been approved in writing by Mezzanine Lender.

“Affiliate” means, for any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person, including, without limitation, any officer, director, shareholder, member or partner in or of such Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.  For purposes hereof, notwithstanding anything to the contrary set forth herein or in the Transaction Documents, Mezzanine Lender shall not be deemed to be an Affiliate of Borrower or of any direct or indirect interest-holder in Borrower.  Notwithstanding anything to the contrary contained herein, the definition of “Affiliate” shall exclude Sam Zell and any Person directly or indirectly controlled by or under common control with Sam Zell.

“Agreement” means this Agreement, as amended or supplemented from time to time, together with any exhibits, schedules or other attachments hereto.

“Approvals” means, collectively, any and all approvals, orders, franchises, licenses, permits, registrations, certificates, qualifications, consents, authorizations, orders, determinations, filings and declarations required by any Government Authority, other party or pursuant to any applicable contract or agreement.

“AssetCo” has the meaning given in Recital A.

“Assignment” means the sale of one or more of the Notes or any interest therein.

“Authorized Lender” has the meaning set forth in Section 7.19(b).

“Blocked Account Agreement” has the meaning set forth in Section 4.17(a).

“Borrower” has the meaning set forth in the introductory paragraph of this Agreement.

“Budget” has the meaning set forth in Section 5.13.

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in New York.

“Cash Management Agreement” means that certain Cash Management Agreement of even date herewith, by and between Borrower and Mezzanine Lender.

“Charter Documents” means, for any entity, the documents pursuant to which such entity has been formed and by which it is governed, including, in the case of a corporation, its articles of organization or certificate of incorporation and its bylaws; in the case of a limited partnership, its agreement of limited partnership and certificate of limited partnership; and in the case of a limited liability company, its certificate of formation and operating agreement.

“Citi” has the meaning set forth in Recital C.

“Citi Collateral Assets” has the meaning set forth in Recital C.

“Citi Financing” means the repurchase financing evidenced by the Citi Financing Documents in the aggregate principal amount of $42,284,721.00 (prior to the repayment of a portion of such obligation intended to occur on the date hereof).

“Citi Financing Documents” means each of the documents listed on Schedule 3-A attached hereto, as the same may be amended, extended, renewed, restated or replaced from time to time (it being agreed that any such amendment, extension, renewal, restatement or replacement shall be subject to the requirements of this Agreement and the Intercreditor Agreement).

“Closing” has the meaning set forth in Section 2.4.

“Closing Date” has the meaning set forth in Section 2.4.

“Code” means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

“Collateral Asset” or “Collateral Assets” means any one or more of the Senior Loan Collateral Assets and/or the Unencumbered Collateral Assets.

“Collateral Asset Holder” means, individually or collectively, as the context may require, AssetCo, Citi Borrower, JPM Borrower and/or MS Borrower.

“Collateral Asset Loan” means a mortgage or mezzanine loan (i) comprising a Collateral Asset, or (ii) as to which a Collateral Asset constitutes a participation, sub-participation, subordinated note or other interest therein.

“Collateral Asset Loan Documents” means the promissory notes, mortgages, deeds of trust, pledges, assignments, intercreditor agreements, certificates and other instruments evidencing, securing and governing the Collateral Asset Loans.

“Collateral Asset Co-Lending Documents” means the participation agreements, participation certificates, co-lending agreements, intercreditor agreements, servicing agreements, administration agreements and other documents evidencing and governing any Collateral Asset Holder’s right, title and interest in and to, and obligations with respect to, any Collateral Asset that constitutes a participation, sub-participation, subordinated note or other interest in a Collateral Asset Loan.

“Collection Account” has the meaning set forth in Section 5.6(a).

“Collection Account Funds” has the meaning set forth in Section 5.6(c).

“Contingent Obligations” means any obligations directly or indirectly guaranteeing any Debt of any other Person in any manner and any contingent obligation to purchase, to provide funds for payment, to supply funds to invest in any other Person or otherwise to assure a creditor against loss.

“Covenant Compliance Certificate” has the meaning set forth in Section 5.11(a).

“CT Change in Control” means if both of the following events occur:  (i) either (A) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, a amended (the “1934 Act”)) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a percentage of the total voting power of all classes of equity of Guarantor entitled to vote generally in the election of directors, members or partners of 50.1% or more; or (B) the current members of Guarantor’s board of directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of such board of directors, provided that any person becoming a director of Guarantor subsequent to the date hereof shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by a vote of at least a majority of the Incumbent Directors; or (C) the consummation of any consolidation or merger of Guarantor where the stockholders of Guarantor immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own shares representing in the aggregate more than fifty and one-tenth of one percent (50.1%) of the voting shares of the entity issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); and (ii) any two (2) of Stephen D. Plavin, Geoffrey G. Jervis and Thomas C. Ruffing cease to be employed as full-time senior executives by CT Investment Management Co., LLC (or any successor entity with respect to the management of REIT Holdings and/or the Collateral Assets), and replacements for such individuals acceptable to Mezzanine Lender in its sole discretion have not been appointed within thirty (30) days of the date on which the second (2nd) of such individuals ceased to be so employed.

“CTIMCO” means CT Investment Management Co., LLC, a Delaware limited liability company.

“CT Manager” means CT Legacy Manager, LLC, a Delaware limited liability company.

“CTLH” means CT Legacy Holding, LLC, a Delaware limited liability company, together with the following wholly-owned subsidiaries: (a) CT Legacy Series 1 Note Issuer, LLC, a Delaware limited liability company and (ii) CT Legacy Series 2 Note Issuer, LLC, a Delaware limited liability company.

“Current Distribution” shall mean dividends payable to Series A preferred shareholders as and to the extent permitted and otherwise in accordance with Section 5.6(c)(iii), as follows: (i) during the period beginning on the date hereof and ending on December 31, 2012, a monthly amount not to exceed $625,000.00 (prorated for March, 2011 as provided below); and (ii) thereafter (prorated, as provided below, if applicable), the lesser of (A) $625,000.00 per month, or (B) a monthly amount equal to the product of (x) .00208333, multiplied by as applicable (y) (a) for CMBS, CRE CDOs and equity interests in CRE CDOs, zero, (b) for the Collateral Assets listed on Schedule 1-A, the balances listed on such Schedule 1-A and (c) for all other Collateral Assets (1) the aggregate outstanding principal balance, as of the first day of the month in question, of the Collateral Assets, less (2) any impaired credit reserves determined in accordance with GAAP in place with respect to such Collateral Assets.  Notwithstanding the foregoing, the Current Distribution accrual in any month shall not be less than the smallest of (x) $83,333 or (y) an amount equal to fifty percent (50%) of Net Cash Flow for such month.  In any month, the Current Distribution is only payable to the extent permitted and otherwise in accordance with Section 5.6(c)(iii).  To the extent that any monthly portion of the Current Distribution is not paid, such Current Distribution may accrue and shall be deferred until a subsequent month, provided, however, that (i) in no event shall aggregate accrued and unpaid Current distributions during the term of the Mezzanine Loan exceed $7,500,000.00 and (ii) upon the occurrence of any Event of Default (x) the entire portion of the Current Distribution that has accrued and remains unpaid as of the date of the Event of Default shall be automatically and unconditionally waived, forfeited and reduced to zero ($0), shall no longer be included as an accrued Current Distribution, and shall not be paid or payable under Section 5.6(c)(iii) and (y) no portion of the Current Distribution shall thereafter accrue and be deferred to a subsequent month.  The Current Distribution for any partial month period shall be pro-rated based upon the actual number of days during such period divided by the number of days in such calendar month.

“Current Pay Interest” shall have the meaning given in Section 2.1(b).

“Debt”  means, with respect to any Person, without duplication:

(i)
all indebtedness of such Person to any other Person (regardless of whether such indebtedness is evidenced by a written instrument such as a note, bond or debenture), including indebtedness for borrowed money or for the deferred purchase price of property or services and including any “repurchase” financing facility, including without limitation the Citi Financing, the JPM Financing and the MS Financing;

(ii)	all letters of credit issued for the account of such Person and all unreimbursed amounts drawn thereunder;

(iii)
all indebtedness secured by a lien on any property owned by such Person (whether or not such indebtedness has been assumed) except obligations for impositions of Government Authorities which are not yet due and payable;

(iv)	all Contingent Obligations of such Person;

(v)	all payment obligations of such Person under any interest rate protection agreement (including any interest rate swaps, floors, collars, or similar agreements) and similar agreements;

(vi)	all contractual indemnity obligations of such Person; and

(vii)
any material actual or contingent liability to any Person or Government Authority with respect to any employee benefit plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code.

“Default Rate” means a rate of interest equal to the lesser of (i) nineteen percent (19.0%) per annum, or (ii) the Maximum Legal Rate.

“Deposit Account Control Agreement” means that certain Deposit Account Control Agreement of even date herewith, by and among Borrower, Mezzanine Lender and Bank of America, N.A., pertaining to the Collection Account, as such agreement may be modified, amended, supplemented, replaced and otherwise substituted for, as agreed to by Mezzanine Lender.

“DPO Lenders” means each of the JSN Holders and the Senior Credit Holders.

“Eligible Account” shall mean an identifiable account which is separate from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority.  An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

“Eligible Institution” shall mean either Bank of America, N.A. or a federal or state chartered depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-1+ by S&P, P-1 by Moody’s or F-1+ by Fitch in the case of accounts in which funds are held for thirty (30) days or less or, in the case of letters of credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least “AA” by Fitch and S&P or “Aa2” by Moody’s.

“ERISA” has the meaning set forth in Section 4.20.

“Event of Default” has the meaning set forth in Section 6.1.

“Executive Order 13224” has the meaning set forth in Section 4.1(h).

“Financial Statements” means statements of the assets, liabilities (direct or contingent), income, expenses and cash flow and a detailed balance sheet of Borrower and Guarantor (and, to the extent not consolidated with the Financial Statements of Borrower, AssetCo and/or each Senior Borrower, as applicable), prepared in accordance with GAAP.

“FMC” has the meaning set forth in Section 7.19(b).

“FMC Shareholder” means Five Mile Capital II CT Equity SPE LLC, a Delaware limited liability company.

“Funding Fee” means a payment in the amount of $1,660,000.00 due from Borrower to Mezzanine Lender on the Closing Date.

“GAAP” means generally accepted accounting principles in the United States of America, consistently applied.

“Government Authority” means any governmental or quasi-governmental authority or official, including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, department, other instrumentality, political unit, subdivision or official, whether domestic or foreign.

“Guarantor” means Capital Trust, Inc., a Maryland corporation.

“Guaranty” means that certain Guaranty of even date herewith made by Guarantor to Mezzanine Lender.

“Indemnified Parties” has the meaning set forth in Section 7.1.

“Indemnified Taxes” has the meaning set forth in Section 7.26.

“Initial Request” has the meaning set forth in Section 5.13(b).

“Initial Unencumbered Collateral Assets” has the meaning set forth in Recital B.

“Intercreditor Agreement” means that certain Intercreditor Agreement of even date herewith among Citi, JPM, MS and Mezzanine Lender, as the same may be amended, extended, renewed, restated or replaced from time to time.

“Interest Period” means, with respect to each Payment Date, the period beginning on the 20th day of the calendar month preceding the calendar month in which such Payment Date occurs, and ending on such Payment Date.

“JPM” has the meaning set forth in Recital C.

“JPMCB” has the meaning set forth in Recital C.

“JPMCB Collateral Assets” has the meaning set forth in Recital C.

“JPMCF” has the meaning set forth in Recital C.

“JPMCF Collateral Assets” has the meaning set forth in Recital C.

“JPM Collateral Assets” has the meaning set forth in Recital C.

“JPM Financing” means the repurchase financing evidenced by the JPM Financing Documents in the aggregate principal amount of $192,805,194.00 (prior to the repayment of a portion of such obligation intended to occur on the date hereof).

“JPM Financing Documents” means each of the documents listed on Schedule 3-B attached hereto, as the same may be amended, extended, renewed, restated or replaced from time to time (it being agreed that any such amendment, extension, renewal, restatement or replacement shall be subject to the requirements of this Agreement and the Intercreditor Agreement).

“JSN Holders” means the junior subordinated creditors of Guarantor and its subsidiaries that are issued Class “B” shares of common stock of Borrower, in an amount not to exceed 10.99% of all classes of common stock of Borrower, pursuant to the Transaction Documents, as identified on Schedule 4.10-B, together with any permitted successors and assigns of such junior subordinated creditors.

“JSN Stock Secured Note” means one or more notes (or other indicia of indebtedness) that is (or are): (i) issued by CTLH, (ii) in the aggregate principal amount of $5,000,000 and has a term of five (5) years, (iii) to be initially held by JSN Holders, (iv) secured, in part, by a pledge of not more than 31.06% of the equity interest in REIT Holdings owned by CTLH and (v) is (or are) in form and substance acceptable to Mezzanine Lender.  The JSN Stock Secured Note shall earn interest at a rate of 8.19% per annum, which amount may be fully accruing and not currently payable.

“Liens” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the Uniform Commercial Code or comparable law as in effect in the applicable jurisdiction with respect to any of the foregoing.

“Loan Parties” means Borrower, AssetCo, each Senior Borrower and Guarantor.

“Losses” has the meaning set forth in Section 7.1.

“Material Actions” has the meaning set forth in Section 5.4.

“Material Adverse Change” means one or more of the following:  (a) a material adverse change in the business, operations, results of operations, or condition of any Loan Party that results in a material impairment of Borrower’s or such Loan Party’s ability to repay the principal and interest on the Mezzanine Loan or the repurchase prices and price differential payments on Senior Loans, as applicable, as the same may become due and payable, and/or perform its or his respective obligations under the Mezzanine Loan Documents or the Senior Loan Documents to which each is a party; (b) a material impairment of the Mezzanine Lender's ability to enforce its rights under this Agreement or any of the other Mezzanine Loan Documents; or (c) a material impairment of the priority of the Mezzanine Lender's lien and security interests created by the other Mezzanine Loan Documents.

“Maximum Legal Rate” means the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Mezzanine Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Mezzanine Loan.

“Mezzanine Lender” has the meaning set forth in the introductory paragraph of this Agreement.

“Mezzanine Lender’s Counsel” means Goodwin Procter LLP, a limited liability partnership including professional corporations, acting as counsel to the Mezzanine Lender in connection with the transactions contemplated hereunder.

“Mezzanine Loan” has the meaning set forth in the Recitals of this Agreement.

“Mezzanine Loan Collateral” has the meaning set forth in Section 2.2.

“Mezzanine Loan Documents” means, collectively, this Agreement, the Note, the Guaranty, the Pledge Agreement, the Cash Management Agreement, the Blocked Account Agreement, the Deposit Account Control Agreement and any and all other documents, instruments, and certificates contemplated thereby or executed and delivered in connection therewith, as the same may be amended or supplemented from time to time.

“Mortgaged Property” means the underlying real estate directly or indirectly securing a Collateral Asset Loan.

“MS” has the meaning set forth in Recital C.

“MS Collateral Assets” has the meaning set forth in Recital C.

“MS Financing” means the repurchase financing evidenced by the MS Financing Documents in the aggregate principal amount of $103,525,425.00 (prior to the repayment of a portion of such obligation intended to occur on the date hereof).

“MS Financing Documents” means each of the documents listed on Schedule 3-C attached hereto, as the same may be amended, extended, renewed, restated or replaced from time to time (it being agreed that any such amendment, extension, renewal, restatement or replacement shall be subject to the requirements of this Agreement and the Intercreditor Agreement).

“Net Cash Flow” shall mean, for any applicable calendar month, an amount equal to (x) the sum of all deposits into the Collection Account pursuant to Section 5.6(b)(ii) during such calendar month minus (y) the sum of all distributions from the Collection Account pursuant to Section 5.6(c)(i) and Section 5.6(c)(ii) during such calendar month.

“Net Liquidation Proceeds” shall mean, with respect to any Collateral Asset, the amounts paid to or received by or on behalf of the Collateral Asset Holder thereof in connection with the whole, partial or discounted liquidation of such Collateral Asset, whether through partial prepayment, payment in full at maturity, discounted payoff or sale (including sale to another lender or participant pursuant to an intercreditor, co-lending or participation agreement) of the underlying Collateral Asset Loan, and/or the sale of the real property, pledged equity or other collateral securing the underlying Collateral Asset Lon, through foreclosure or otherwise, in each case after payment of such Collateral Asset Holder’s share of costs and other customary expenses and fees, including but not limited to amounts payable to any servicer or special servicer administering such Collateral Asset.

“Net Senior Loan Collateral Asset Cash Flow” means, with respect to each Senior Loan Collateral Asset, Net Liquidation Proceeds and Non-Liquidation Income received by any Senior Borrower, less amounts paid therefrom to the applicable Senior Lender in accordance with the Senior Loan Documents.

“Non-Consolidation Opinion” has the meaning set forth in Section 3.1(c)(iii).

“Non-Disclosure Agreement” has the meaning set forth in Section 7.7.

“Non-Liquidation Income” means all amounts received by Borrower, AssetCo or any Senior Borrower from any source whatsoever, except only (i) Net Liquidation Proceeds, and (ii) advances of the Mezzanine Loan.

“Note” means the Promissory Note of the Borrower, dated the date hereof, as amended, extended, renewed, restated or replaced from time to time.

“OFAC” has the meaning given in Section 4.1(h).

“Payment Date” means the 19th day of each calendar month during the term of the Mezzanine Loan.

“Participant Register” has the meaning given in Section 7.19(c).

“Participation” means the sale of a participation interest in the Mezzanine Loan.

“Patriot Act” has the meaning given in Section 4.1(h).

“Permitted Equity Transfers” has the meaning set forth in Section 5.5.

“Permitted Financing” means a Permitted Mezzanine Refinancing, a Permitted Senior Loan Refinancing and/or a Permitted Unencumbered Collateral Asset Financing, as the context may require.

“Permitted Mezzanine Refinancing” means a debt or preferred equity refinancing of the Mezzanine Loan pursuant to which (i) the original principal balance of the replacement financing is no greater than the outstanding principal balance of the Mezzanine Loan at the time of refinancing; and (ii) the total cost of such replacement financing over the term thereof, including loan costs and fees such as exit fees and origination fees, but excluding contingent prepayment premiums, default rate interest or other potential or contingent loan costs, shall not exceed, in the aggregate, 13.75% per annum, compounded monthly, on the original principal balance thereof.

“Permitted Senior Loan Refinancing” means a debt or preferred equity refinancing of a Senior Loan (i) pursuant to which (A) the outstanding principal amount of the replacement financing is no greater than the outstanding principal balance of the Senior Loan at the time of refinancing; and (B) the total cost of such replacement financing over the term thereof, including loan costs and fees such as exit fees and origination fees, but excluding contingent prepayment premiums, default rate interest or other potential or contingent loan costs, shall not exceed, in the aggregate, the price differentials, fees and other costs (including exit fees but excluding contingent prepayment premiums, default rate interest or other potential or contingent loan costs) that would have been payable with respect to the Senior Loan from the date of the refinancing through the “Maturity Date” thereunder; and (ii) to the extent that the Mezzanine Loan will not be repaid in full in connection therewith, Mezzanine Lender has approved in writing the documents governing, securing and/or evidencing the refinanced senior loan, including any modification to or replacement of the applicable Intercreditor Agreement.

“Permitted Transfers” means any of the following transfers: (i) Permitted Equity Transfers, and (ii) the transfer of the Senior Loan Collateral Assets to the Senior Lenders in accordance with the Senior Loan Documents.

“Permitted Unencumbered Collateral Asset Financing” shall mean a debt or preferred equity financing of an Unencumbered Collateral Asset consummated on or prior to January 15, 2012, provided however, that no such debt or preferred equity financing shall be consummated (or committed to) without the prior written consent of Mezzanine Lender in each instance, such consent not to be unreasonably withheld, conditioned or delayed.  Debt or preferred equity financing of an Unencumbered Collateral Asset after January 15, 2012 shall be permitted or denied in Mezzanine Lender’s sole discretion.

“Person” means any individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or Government Authority.

“PIK Interest” has the meaning given in Section 2.1(b).

“Pledge Agreement” means that certain Pledge and Security Agreement of even date herewith by Borrower for the benefit of Mezzanine Lender, securing the Note and Borrower’s obligations under the Mezzanine Loan Documents, as the same may be amended, extended, renewed, restated or replaced from time to time as permitted herein.

“Pledged Interests” means one hundred percent (100%) of the limited liability company interests in AssetCo, including all voting and other rights and interests of a “member” under the Charter Documents of AssetCo.

“Prepayment Date” has the meaning set forth in Section 2.5(a).

“Prepayment Notice” has the meaning set forth in Section 2.5(a).

“Protective Advance” means sums advanced for the purpose of making additional investments in the existing Collateral Assets and/or Mortgaged Property, in each case as is reasonably necessary to protect the Pledged Interests or the other Mezzanine Loan Collateral, the Collateral Assets, the Collateral Asset Loans and/or the Mortgaged Properties, respectively, from any forfeiture, loss, casualty or waste.

“Register” has the meaning given in Section 7.19(b).

“REIT” means a “real estate investment trust” within the meaning of Code Sections 856 through 860.

“REIT Holdings” means CT Legacy REIT Holdings, LLC, a Delaware limited liability company.

“Related Party” means, for any Person, (i) any Person directly or indirectly through one or more entities, beneficially owning an equity interest in such Person, or (ii) any officer, director, or trustee of such Person or (iii) any spouse, sibling, ancestor or descendant of such Person or of a Related Party of such Person, or (iv) any entity more than 10% of the equity of which is owned by such Person or Related Parties of such Person.  For purposes of this Agreement, without limitation, each of REIT Holdings, CTLH, CT Manager and Guarantor shall be Related Parties with respect to Borrower.  Holders of publicly traded shares in Guarantor, holders of Class B Preferred Shares in Borrower, FMC Shareholder and DPO Lenders holding shares of stock in Borrower or membership interests in REIT Holdings pursuant to the Transaction Documents shall not be deemed Related Parties of any Loan Party solely due to their meeting the criteria under clause (i) above.  Notwithstanding anything to the contrary contained herein, the definition of “Related Party” shall exclude Sam Zell and any Person directly or indirectly controlled by or under common control with Sam Zell.

“Released Collateral Assets” means any Senior Loan Collateral Asset that is repurchased by a Senior Borrower pursuant to the applicable Senior Loan Documents and as to which the applicable Senior Lender no longer has any ownership rights, security interest or other claim or interest.  At Mezzanine Lender’s request, and to the extent permitted by the applicable Collateral Asset Loan Documents, any Released Collateral Assets shall be distributed or conveyed by the applicable Senior Borrower to AssetCo; provided that Borrower shall have the right, without Mezzanine Lender’s consent, and to the extent permitted by the applicable Collateral Asset Loan Documents, to distribute or convey the applicable Released Collateral Assets to AssetCo.

“Restricted Collateral Asset” has the meaning given in Section 7.23.

“Second Request” has the meaning set forth in Section 5.13(b).

“Senior Borrower” means, individually or collectively, as the context may require, Citi Borrower, JPM Borrower and/or MS  Borrower.

“Senior Borrower Interests” means, with respect to any Senior Borrower, one hundred percent (100%) of the limited liability company interests in such Senior Borrower, including all economic, voting and other rights of a “member” under such Senior Borrower’s Charter Documents.

“Senior Credit Holders” means the senior credit facility lenders of Guarantor and its subsidiaries that are issued membership interests in REIT Holdings, in an amount not to exceed 24.156% of the membership interests (based on economic interests), pursuant to the Transaction Documents, as identified on Schedule 4.10-B, together with any permitted successors and assigns of such senior credit facility lenders.

“Senior Credit Stock Secured Note” means one or more notes (or other indicia of indebtedness) that is (or are): (i) issued by CTLH, (ii) in the aggregate principal amount of $2,777,778 and has a term of five (5) years, (iii) at all times to be held by Senior Credit Holders, (iv) secured, in part, by a pledge of not more than 17.26% of the equity interest in REIT Holdings owned by CTLH and (v) is (or are) in form and substance acceptable to Mezzanine Lender.  The Senior Credit Stock Secured Note shall earn interest at a rate of 8.19% per annum, which amount may be fully accruing and not currently payable.

“Senior Lender” means, individually or collectively, as the context may require, Citi, JPM and/or MS, or any replacement lender pursuant to a Permitted Senior Loan Refinancing and/or a Permitted Unencumbered Collateral Asset Financing.

“Senior Loan” means, individually or collectively, as the context may require, the Citi Financing, the JPM Financing and/or the MS Financing, or any replacement financing with respect to any of the foregoing that is a Permitted Senior Loan Refinancing.

“Senior Loan Collateral Assets” means, individually or collectively, as the context may require, the Citi Collateral Assets, the JPM Collateral Assets and/or the MS Collateral Assets.

“Senior Loan Documents” means, individually or collectively, as the context may require, the Citi Loan Documents, the JPM Loan Documents and/or the MS Loan Documents, or the documents evidencing, securing or governing any replacement financing with respect to any of the foregoing that is a Permitted Senior Loan Refinancing.

“Senior Loan Guaranty” means, with respect to each Senior Loan, the Guaranty given by AssetCo to the applicable Senior Lender.

“Single Purpose Entity” means a Person which:

(i)           was formed under the laws of the state of its incorporation or formation solely for the purpose of acquiring and holding (A) in the case of AssetCo, the Unencumbered Collateral Assets and Senior Borrower Interests, (B) in the case of Borrower, cash, the Pledged Interests and the other Mezzanine Loan Collateral, or (C) in the case of each Senior Borrower, its respective Senior Collateral Assets;

(ii)           does not engage in any business unrelated to (A) in the case of AssetCo, the Unencumbered Collateral Assets and the Senior Borrower Interests, or (B) in the case of Borrower, the Pledged Interest and the other Mezzanine Loan Collateral, or (C) in the case of each Senior Borrower, its respective Senior Collateral Assets;

(iii)           does not have any assets other than (A) in the case of AssetCo, the Unencumbered Collateral Assets and the Senior Borrower Interests, or (B) in the case of Borrower, the Pledged Interest and the other Mezzanine Loan Collateral, or (C) in the case of each Senior Borrower, its respective Senior Collateral Assets; in each case together with incidental personal property related to such assets;

(iv)           (A) in the case of AssetCo, does not have any Debt other than the Senior Loan Guaranties, (B) in the case of Borrower, does not have any Debt other than the Mezzanine Loan, and (C) in the case of each Senior Borrower, does not have any Debt other than its respective Senior Loan and ordinary trade payables (1) consistent with past practices of Guarantor and its Affiliates, and (2) reduced proportionately as Collateral Assets are sold, assigned, liquidated or otherwise disposed of in accordance with the terms of this Agreement; in each case other than such indebtedness as may be permitted pursuant to the Mezzanine Loan Documents and the Senior Loan Documents, as applicable (the “Indebtedness”);

(v)           maintains books, bank accounts, records, financial statements, stationery, resolutions, agreements, invoices and checks which are separate and apart from those of Guarantor, Guarantor’s Affiliates or any other Person (except that such Person’s financial position, assets, results of operations and cash flows may be included in the consolidated financial statements of Guarantor in accordance with GAAP, provided that any such consolidated financial statements shall contain a note indicating that such Person and its Affiliates are separate legal entities and maintain records and books of account separate and apart from any other Person), as official records;

(vi)           files its own tax returns (except that so long as AssetCo or any Senior Borrower is a disregarded entity for United States federal income tax purposes, it will be shown as a separate member of the consolidated group of which it is a part for United States federal income tax purposes);

(vii)           is subject to and complies with all of the limitations on powers and separateness requirements set forth in the Charter Documents of such Person as of the Closing Date;

(viii)           holds itself out as being a Person separate and apart from each other Person and not as a division or part of another Person, and maintains its assets in such a manner that is not costly or difficult to segregate, ascertain or identify its individual assets from those of Guarantor or any Affiliate of Guarantor, or any other Person;

(ix)           conducts its business in its own name;

(x)           exercises reasonable efforts to correct any known misunderstanding actually known to it regarding its separate identity, and maintains an arm’s-length relationship with its Affiliates;

(xi)           pays its own Debts and liabilities out of its own funds (including the salaries of its own employees, if applicable, and overhead expenses) and reasonably allocates any overhead that is shared with an Affiliate, including, but not limited to, paying for shared office space and services performed by any officer or employee of an Affiliate;

(xii)           maintains a sufficient number of employees in light of its contemplated business operations;

(xiii)           conducts its business as presently conducted and operated so that the assumptions made with respect to it which are contained in the Non-Consolidation Opinion are at all times true and correct in all material respects;

(xiv)           preserves its existence, good standing and right to do business in the state where it is organized or registered and in the case of (A) a corporation, observes all applicable corporate formalities in all material respects, (B) a limited liability company, observes all applicable limited liability company formalities in all material respects, or (C) a limited partnership, observes all applicable limited partnership formalities in all material respects;

(xv)           does not commingle its assets with those of Guarantor, any Affiliate of Guarantor, or any other Person and holds such assets in its own name;

(xvi)           does not assume, guarantee or become obligated for the Debts or obligations of any other Person, and does not hold out its credit as being available to satisfy the obligations or securities of others, except only the Senior Loan Guaranty in the case of AssetCo;

(xvii)           does not acquire obligations or securities of its shareholders, members or partners;

(xviii)           does not pledge its assets for the benefit of any other Person (except only the pledge of an Unencumbered Collateral Asset pursuant to a Permitted Unencumbered Collateral Asset Financing, if any) and does not make any loans or advances to any Person;

(xix)           maintains adequate capital for the normal obligations reasonably foreseeable in light of its contemplated business operations;

(xx)           has at least one (1) Independent Director or Independent Manager on its board of directors or its board of managers, provided that nothing in the foregoing shall be construed to limit Mezzanine Lender’s rights or Borrower’s Obligations under Section 7.19(c);

(xxi)           shall not cause or permit its board of directors, managers or members, as the case may be, to take any action which, under the terms of its Charter Documents, requires the vote of its board of directors, partners, managers or members of Borrower unless at the time of such action there shall be at least the number of directors, managers or members required by the definition of “Single-Purpose Entity” who are Independent Directors or Independent Managers,

(xxii)           in the case of Borrower, has furnished to Mezzanine Lender as of the date hereof an opinion of counsel acceptable to Mezzanine Lender and Mezzanine Lender’s Counsel in their sole discretion that Borrower has Charter Documents that provide (A) that the existence of Borrower as a separate legal entity shall continue until the cancellation of Borrower’s certificate of incorporation, (B) for the continued existence of Borrower in the event of bankruptcy or dissolution of REIT Holdings and that such provisions would be enforceable under the laws of the state in which Borrower has been organized notwithstanding the bankruptcy or dissolution of REIT Holdings, (C) that no creditor of Guarantor, CTLH or REIT Holdings shall have any right to satisfy its claim against Guarantor, CTLH or REIT Holdings by obtaining possession of, or otherwise realizing upon, the Mezzanine Loan Collateral or any other assets of Borrower, (D) that if properly presented to a state court in the state in which Borrower has been organized, such state court applying such state’s law, would conclude that until such time that no amounts remain due and payable and no obligations remain outstanding under the Mezzanine Loan Documents, in order for a person to file a voluntary bankruptcy petition on behalf of Borrower, the unanimous vote of the individuals serving as the board of directors or board of managers of Borrower, including the Independent Director(s) or Independent Manager(s), as the case may be, is required, and (E) that although on application to a court of competent jurisdiction a judgment creditor of REIT Holdings may be able to charge REIT Holdings’ share of any profits and losses of Borrower and REIT Holdings’ right to receive distributions of Borrower’s assets (the “REIT Holdings Interest”) and the court may appoint a receiver of the share of the distributions due or to become due to REIT Holdings in respect of Borrower, the receiver shall have only the rights of an assignee of the REIT Holdings Interest;

(xxiv)           has by-laws or an operating agreement which provides that, for so long as the Mezzanine Loan is outstanding, such Person shall not take or consent to any of the following actions except to the extent expressly permitted in this Agreement and the other Mezzanine Loan Documents:

(A)	the dissolution, termination, liquidation, consolidation, merger or sale of all or substantially all of its assets;

(B)	the engagement by such Person in any business other than the businesses referred to in clause (ii) above of this definition of Single Purpose Entity;

(C)
the filing, or consent to the filing, of a bankruptcy or insolvency petition, any general assignment for the benefit of creditors or the institution of any other insolvency proceeding, or the seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official in respect of Borrower without the affirmative vote of its Independent Director(s) or Independent Manager(s);

(D)
the entering into of any contract or agreement with Guarantor or any Affiliate of Borrower or Guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms length basis with third parties other than any such party;

(E)	any amendment or modification of any provision of its Charter Documents relating to qualification as a “Single-Purpose Entity”; and

(F)
if such entity is a Single Member LLC, has organizational documents which provide that upon the occurrence of any event that causes its sole member to cease to be a member while the Mezzanine Loan is outstanding, at least one of its Independent Directors or Independent Managers shall automatically be admitted as the sole member of the Single Member LLC without dissolution.

“Taxes” has the meaning set forth in Section 4.15.

“Transaction Document” or “Transaction Documents” means any one or more of the following documents, dated of even date herewith unless otherwise indicated:  (i) Stock Right of First Offer Agreement by and among the Guarantor, Kodiak CDO II, Ltd. (“Kodiak”), Talon Total Return QP Partners LP (“Talon QP”), Talon Total Return Partners LP (“Talon”), GPC 69, LLC (“GPC 69”), HFR RVA Opal Master Trust (“HFR RVA”), Paul Strebel (“Strebel”), Taberna Preferred Funding V, Ltd. (“Taberna V”) and Taberna Preferred Funding VI, Ltd. (“Taberna VI”); (ii) Unit Right of First Offer Agreement by and among the Guarantor, REIT Holdings, WestLB AG (“WestLB”), BNP Paribas (“BNP”), Wells Fargo Bank, NA (“Wells”), JPM, Morgan Stanley Senior Funding, Inc. (“MSSF”), Deutsche Bank Trust Company Americas (“DB”) and FMC Shareholder; (iii) Contribution Agreement by and among the Guarantor, CTLH and the Borrower; (iv) Contribution Agreement by and between the Borrower and AssetCo., (v) Contribution Agreement by and among AssetCo, MS Borrower, Citi Borrower and JPM Borrower (vi) Contribution Agreement by and among Borrower, Mezzanine Lender and FMC Shareholder; (vii) Contribution Agreement by and among CTLH, REIT Holdings and FMC Shareholder; (viii) Exchange Agreement by and between CTLH and CT Legacy Series 1 Note Issuer, LLC (“CTL1 Issuer”); (ix) Exchange Agreement by and between CTLH and CT Legacy Series 2 Note Issuer, LLC (“CTL2 Issuer”); (x); Contribution and Exchange Agreement among the Guarantor, the Borrower, CTLH, CTL2 Issuer,  JSN Restructure Vehicle 1 Ltd. (“Restructure 1”), Taberna Preferred Funding VIII, Ltd. (“Taberna VIII”) and Taberna Preferred Funding IX, Ltd. (“Taberna IX”); (xi) Release by and among the Guarantor, Taberna VIII and Taberna IX; (xii) Secured Indenture by and between Restructure 1 and The Bank of New York Mellon Trust Company, National Association (“BNYM”); (xiii) Secured Note Series-2 by and between Restructure 1 and BNYM (Taberna VIII); (xiv) Secured Note Series-2 by and between Restructure 1 and BNYM (Taberna IX); (xv) Collateral Agreement by and between Restructure 1 and BNYM with Taberna VIII and Taberna IX as secured party; (xvi)Account Control Agreement by and between Restructure 1 and BNYM; (xvii) LLC Interest Secured Note by and between CTL 2 Issuer and Restructure 1 (Taberna VIII); (xviii) LLC Interest Secured Note by and between CTL2 Issuer and Restructure 1 (Taberna IX); (xix) Pledge and Security Agreement among CTL2 Issuer, Restructure 1 and U.S. Bank, National Association (“US Bank”) (Taberna VIII); (xx) Pledge and Security Agreement among CTL2 Issuer, Restructure 1 and US Bank (Taberna IX); (xxi) Supplemental Indenture to that Certain Subordinated Note Indenture, dated as of March 16, 2009, by and between the Guarantor, BNYM, Taberna V and Taberna VI; (xxii) (A) Redemption Agreement by and among Guarantor, CTLH, Borrower, CTL2 Issuer and Taberna V, and (b) Redemption Agreement by and among Guarantor, CTLH, Borrower, CTL2 Issuer and Taberna VI; (xxiii) LLC Interest Secured Note by and between CTL2 Issuer and Taberna V; (xxiv) LLC Interest Secured Note by and between CTL2 Issuer and Taberna VI; (xxv) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and Taberna V; (xxvi) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and Taberna VI; (xxvii) Exchange Agreement by and among the Guarantor, CTLH, the Borrower, CTL2 Issuer, Kodiak, Talon QP, Talon, GPC 69, HFR RVA and Strebel; (xxviii) LLC Interest Secured Note by and between CTL2 Issuer and Kodiak; (xxix) LLC Interest Secured Note by and between CTL2 Issuer and Talon QP; (xxx) LLC Interest Secured Note by and between CTL2 Issuer and Talon; (xxxi) LLC Interest Secured Note by and between CTL2 Issuer and GPC 69; (xxxii) LLC Interest Secured Note by and between CTL2 Issuer and HFR RVA; (xxxiii) LLC Interest Secured Note by and between CTL2 Issuer and Strebel; (xxxiv) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and Kodiak; (xxxv) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and Talon QP; (xxxvi) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and Talon; (xxxvii) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and GPC 69; (xxxviii) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and HFR RVA; (xxxix) Pledge and Security Agreement by and among CTL2 Issuer, US Bank and Strebel; (xl) Exchange Agreement by and among the Guarantor, CTLH, REIT Holdings, WestLB, BNP, Wells, JPM, MSSF and DB; (xli) Pay-Off Letter and Release Agreement by and among the Guarantor, WestLB, BNP, Wells, JPM, MSSF and DB; (xlii) LLC Interest Secured Note by and between CTL1 Issuer and WestLB; (xliii) LLC Interest Secured Note by and between CTL1 Issuer and BNP; (xliv) LLC Interest Secured Note by and between CTL1 Issuer and Wells; (xlv) LLC Interest Secured Note by and between CTL1 Issuer and JPM; (xlvi) LLC Interest Secured Note by and between CTL1 Issuer and MSSF; (xlvii) LLC Interest Secured Note by and between CTL1 Issuer and DB; (xlviii) Pledge and Security Agreement by and among CTL1 Issuer, US Bank and WestLB; (xlix) Pledge and Security Agreement by and among CTL1 Issuer, US Bank and BNP; (l) Pledge and Security Agreement by and among CTL1 Issuer, US Bank and Wells; (li) Pledge and Security Agreement by and among CTL1 Issuer, US Bank and JPM; (lii) Pledge and Security Agreement by and among CTL1 Issuer, US Bank and MSSF; and (liii) Pledge and Security Agreement by and among CTL1 Issuer, US Bank and DB.

“Underlying Obligor” means, with respect to a Collateral Asset Loan, the mortgage borrower or mezzanine borrower, as applicable.

“Unencumbered Collateral Assets” means (i) the Initial Unencumbered Collateral Assets, and (ii) any Released Collateral Assets.

2.	Agreement to Lend.

2.1	Loan Amount; Interest.

(a)           Subject to the terms and conditions hereof and relying upon the representations and warranties set forth herein, the Mezzanine Lender agrees to make the Mezzanine Loan to the Borrower in the original principal amount of $83,000,000.00.   The entire Mezzanine Loan shall be fully funded by Mezzanine Lender on the Closing Date and be secured by the Pledge and the other Mezzanine Loan Documents.

(b)           The Mezzanine Loan shall bear interest from and including the Closing Date at a rate equal to fifteen percent (15.0%) per annum (the “Interest Rate”) on the then outstanding principal balance thereof (as decreased by any principal prepayments, if any, and increased by interest paid-in-kind pursuant to clause (ii) below, if any), which shall compound monthly and shall be payable on each Payment Date with respect to the applicable Interest Period as follows:  (i) accrued interest at the rate of eight percent (8.0%) per annum (the “Current Pay Interest”) shall be payable in cash; and (ii) accrued interest at the rate of seven percent (7.0%) per annum (the “PIK Interest”), and any PIK Interest not paid on any Payment Date shall be added to, and become a part of, the principal amount of the Mezzanine Loan.

(c)           Interest on the outstanding principal balance of the Mezzanine Loan shall be calculated by multiplying (i) the actual number of days elapsed in the Interest Period, by (b) a daily rate based on a three hundred sixty (360) day year, by (c) the outstanding principal balance.

(d)           Upon the occurrence and during the continuation of an Event of Default, interest on the outstanding principal balance of the Mezzanine Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Mezzanine Loan shall accrue interest at the Default Rate, calculated from the date on which such Event of Default occurred or the date on which such payment was due without regard to any grace or cure periods contained herein, as applicable.  To the extent permitted by law, interest at the Default Rate shall be added to the principal amount of the Mezzanine Loan, shall itself accrue interest at the Default Rate and shall be secured by the Mezzanine Loan Documents  This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Mezzanine Loan, nor as a waiver of any other right or remedy accruing to Mezzanine Lender by reason of the occurrence of an Event of Default.

(e)           If any principal, interest or any other sum due under the Mezzanine Loan Documents is not paid by Borrower on or prior to the date on which it is due (other than principal on the final repayment date hereunder), Borrower shall pay to Mezzanine Lender upon demand an amount equal to the lesser of three percent (3.0%) of such unpaid sum or the maximum charge permitted by applicable law to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of use of such delinquent payment, provided however, that, Borrower shall not be obligated to pay Mezzanine Lender such three percent (3%) charge unless Borrower shall have failed to make any applicable payment on or before the date that is three (3) Business Days after such payment is due, provided further however, that such Borrower shall only be entitled to such three (3) Business Day grace period two (2) times during any calendar year.  Any amount so charged shall be secured by the Pledge Agreement and the other Mezzanine Loan Documents to the extent permitted by applicable law.

(f)           This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Mezzanine Loan at a rate which could subject Mezzanine Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate.  If, by the terms of this Agreement or the other Mezzanine Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.  All sums paid or agreed to be paid to Mezzanine Lender for the use, forbearance or detention of the sums due under the Mezzanine Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Mezzanine Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Mezzanine Loan for so long as it is outstanding.

2.2           Collateral for Mezzanine Loan.  The Note and Borrower’s obligations thereunder and hereunder shall be secured by (i) a first priority pledge of the Pledged Interest; (ii) a first priority collateral assignment of the Collection Account and any other account established by Borrower as contemplated by Section 4.17; and (iii) any other assignments or pledges contemplated by this Agreement or the other Mezzanine Loan Documents (collectively, the “Mezzanine Loan Collateral”).

2.3           Term of the Mezzanine Loan.  The Mezzanine Loan shall be for an initial term commencing on the date hereof and ending on the earlier of (i) March __, 2016, or (ii) such other date on which the entire outstanding balance of the Note becomes due and payable in accordance with its terms or the terms of this Agreement, whether by acceleration upon an Event of Default or otherwise.

2.4           Closing.  The consummation of the transaction contemplated in this Agreement and the disbursement of the net proceeds of the Mezzanine Loan to Borrower (the “Closing”) shall occur only when all of the following events have occurred:  (i) the Mezzanine Loan Documents have been executed and delivered in escrow to Mezzanine Lender in care of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018, Attention:  Ross D. Gillman; (ii) all of the conditions set forth in Section 3.1 have been fulfilled to Mezzanine Lender’s satisfaction or expressly waived by Mezzanine Lender; and (iii) Borrower has authorized the release of the Mezzanine Loan Documents from escrow (the date on which the Closing occurs, the “Closing Date”).  If Borrower shall fail to deliver to Mezzanine Lender the Note and the other Mezzanine Loan Documents, as provided in this Section 2.4, or if any of the conditions specified in Section 3.1 shall not have been satisfied or waived by Mezzanine Lender, then Mezzanine Lender shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any other respective rights it may have by reason of such failure or non-fulfillment.  Upon satisfaction of the foregoing conditions, the parties acknowledge and agree that the Closing shall have taken place.

2.5	Prepayments.

(a)           Voluntary Prepayments.  Borrower may, at its option prepay the Mezzanine Loan in whole or in part, without penalty or premium upon satisfaction of the following conditions:

(i)
Borrower shall provide prior written notice (the “Prepayment Notice”) to Mezzanine Lender specifying the date (the “Prepayment Date”) upon which the prepayment is to be made, which notice shall be delivered to Mezzanine Lender not less than five (5) Business Days prior to such payment; provided, however, that such notice may be revoked prior to the Prepayment Date provided Borrower pays to Mezzanine Lender all actual out-of-pocket expenses reasonably incurred by Mezzanine Lender in connection with the Prepayment Notice and provided further, however, that no such notice shall be required for payments by Borrower made pursuant to Section 5.6(d) herein; and

(ii)
Borrower shall pay to Mezzanine Lender, simultaneously with such prepayment, (i) if such Prepayment date shall not be a Payment Date, all accrued and unpaid current interest (i.e., the Current Pay Interest) calculated at the Interest Rate (or the Default Rate, as and to the extent applicable) on the amount of the principal being prepaid through and including the next occurring Payment Date (or, if sooner, the Maturity Date); and (ii) all other sums then due under this Agreement, the Note, or the other Mezzanine Loan Documents; and

(iii)	Borrower shall be in compliance with the covenants set forth in Section 5.19.

If a Prepayment Notice is given by Borrower to Mezzanine Lender pursuant to this Section 2.5(a), the Mezzanine Loan or portion thereof proposed to be prepaid shall be due and payable on the Prepayment Date unless the applicable Prepayment Notice has been revoked in accordance with this Section 2.5(a).

In the event Collection Account Funds are applied to prepay the Mezzanine Loan, such amounts shall be applied (i) first, to payment of PIK Interest for the then applicable Interest Period, (ii) second, to payment of any sums (other than principal) then due to Mezzanine Lender under the Mezzanine Loan Documents and (iii) third, to the outstanding principal balance of the Mezzanine Loan.

The provisions of this Section 2.5(a) shall not be construed to contravene in any manner the restrictions and other provisions regarding refinancing of the Senior Loan, Permitted Transfers or Material Actions set forth in this Agreement, any other Mezzanine Loan Documents or any Senior Loan Document.

(b)           Making of Payments.  Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Mezzanine Lender by 2:00 p.m., New York City time, on or prior to the date such payment is due (other than with respect to any payment on the Maturity Date, in which case such funds shall be immediately available to Mezzanine Lender by 4:00 p.m., New York City time), to Mezzanine Lender by deposit to such account as Mezzanine Lender may designate by written notice to Borrower.  Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day succeeding such scheduled due date.

(c)           Prepayments After Default.  If after the occurrence and during the continuance of an Event of Default, Borrower tenders payment of the outstanding principal balance, or if all or any portion of the Mezzanine Loan is recovered by Mezzanine Lender after such Event of Default (including, without limitation, through application of any Net Liquidation Proceeds) such tender or recovery shall be deemed a voluntary prepayment by Borrower and Borrower shall pay, in addition to the outstanding principal balance of the Mezzanine Loan, (i) all accrued and unpaid interest calculated at the Default Rate on the amount of principal being prepaid through and including the next occurring 19th day of a calendar month; and (ii) all other sums due under this Agreement, the Note or the other Mezzanine Loan Documents in connection with such total prepayment.

3.	Conditions to Closing.

3.1           Conditions Precedent to Obligations of Mezzanine Lender to Lend.  The obligation of the Mezzanine Lender to consummate the Closing and to make the Mezzanine Loan is subject to the fulfillment to Mezzanine Lender’s satisfaction, prior to or at the Closing, of the following conditions, any or all of which may be waived, in whole or in part, by the Mezzanine Lender in its sole and absolute discretion:

(a)           Representations and Warranties.  The representations and warranties of the Borrower contained in this Agreement and the other Mezzanine Loan Documents, and the representations and warranties otherwise made in writing by or on behalf of Borrower or any other Loan Party in connection with the transactions contemplated to be consummated at the Closing by this Agreement and the other Mezzanine Loan Documents, shall be true and correct in all material respects when made and at the time of the Closing.

(b)           Performance; No Default.  The Borrower and the other Loan Parties shall each have performed and complied with all material covenants, agreements and conditions required to be performed or complied with by them prior to or at the Closing contained in this Agreement and the other Mezzanine Loan Documents.  There shall have occurred and there shall exist no event or circumstance that would constitute a default under this Agreement or the other Mezzanine Loan Documents, or under any Senior Loan Document or any Transaction Document.

(c)           Opinions of Counsel.  The Mezzanine Lender shall have received from respective counsel to Borrower and the other Loan Parties, favorable opinions as to (i) the due execution, delivery and enforceability of the Mezzanine Loan Documents; (ii) the availability of remedies to Mezzanine Lender, including without limitation the foreclosure of the Pledged Interests and realization upon the other Mezzanine Loan Collateral; (iii) substantive non-consolidation of the assets of Borrower with the assets of Guarantor, CTLH, REIT Holdings, AssetCo and/or Senior Borrowers (the “Non-Consolidation Opinion”); (iv) AssetCo’s authority to file bankruptcy; (v) AssetCo’s status as a separate legal entity and related opinions as described in the definition of “Single Purpose Entity;” (vi) from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), or other counsel as is reasonably acceptable to Mezzanine Lender, a favorable opinion that commencing with its taxable year ending December 31, 2011, Borrower has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code and that its actual method of operation has enabled, and its proposed method of operation will enable, it to continue to satisfy the requirements for taxation as a REIT; (vii) from Skadden or other counsel as is reasonably acceptable to Mezzanine Lender, a favorable opinion that the contribution of Collateral Assets by Guarantor and its Affiliates to the Borrower will qualify as a contribution governed by Section 351 of the Code, and (viii) such other matters as may be deemed appropriate by Mezzanine Lender, including without limitation, and to the extent not specifically enumerated above, the opinions described in item (xxii) of the defined term “Single Purpose Entity.”  Such opinions shall be addressed to Mezzanine Lender, dated the Closing Date and be in form and substance reasonably satisfactory to the Mezzanine Lender and Mezzanine Lender’s Counsel in their sole discretion.

(d)           Proceedings and Charter Documents.  All corporate, partnership and other proceedings contemplated by this Agreement shall be satisfactory to Mezzanine Lender.  The Charter Documents of each Loan Party (other than Guarantor) shall be in form and substance reasonably satisfactory to Mezzanine Lender, and Mezzanine Lender and Mezzanine Lender’s Counsel shall have received all such counterpart originals or certified or other copies of such documents as Mezzanine Lender or Mezzanine Lender’s Counsel may reasonably request.  Without limiting the generality of the foregoing, all equity interests in AssetCo shall be certificated, and the Charter Documents of AssetCo shall include “opt-in” language under Article 8 of the Uniform Commercial Code satisfactory to Mezzanine Lender.

(e)           Execution of Documents.  Simultaneously with or prior to the Closing, (i) this Agreement and all of the other Mezzanine Loan Documents shall have been duly executed and delivered by all respective parties thereto, shall be the valid and binding obligation of each of the parties thereto, subject to the effect of bankruptcy, insolvency or other similar laws affecting the rights of creditors generally and subject to limitations imposed by general principles of equity, shall be in full force and effect without defense and shall be in form and substance satisfactory to the Mezzanine Lender, (ii) each of the Senior Loan Documents shall have been duly executed and delivered by all respective parties thereto, shall be the valid and binding obligation of each of the parties thereto, subject to the effect of bankruptcy, insolvency or other similar laws affecting the rights of creditors generally and subject to limitations imposed by general principles of equity, shall be in full force and effect and shall be in form and substance satisfactory to the Mezzanine Lender, (iii) each of the Transaction Documents shall have been duly executed and delivered by all respective parties thereto, shall be the valid and binding obligation of each of the parties thereto, subject to the effect of bankruptcy, insolvency or other similar laws affecting the rights of creditors generally and subject to limitations imposed by general principles of equity, shall be in full force and effect and shall be in form and substance satisfactory to the Mezzanine Lender, and (iv) no default shall have occurred under any item referred to in this Section.

(f)           Intercreditor Agreement. Mezzanine Lender and Senior Lenders shall have executed and delivered the Intercreditor Agreement, in form and substance acceptable to Mezzanine Lender.

(g)           Delivery of Senior Loan Documents and Transaction Documents.  The Mezzanine Lender shall have received true, complete and correct copies of all of the Senior Loan Documents, Charter Documents of the CT Manager, CTLH, REIT Holdings, Borrower, AssetCo and each Senior Borrower and Transaction Documents and a certificate of Borrower in form and substance reasonably satisfactory to the Mezzanine Lender to such effect.

(h)           No Adverse Regulation.  No legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any Government Authority or other entity, nor shall any legislation have been introduced and favorably reported for passage to either House of Congress by any committee of either such House to which such legislation has been referred for consideration, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in Mezzanine Lender’s reasonable judgment, could materially and adversely affect the transactions contemplated by this Agreement, the other Mezzanine Loan Documents, the Senior Loan Documents, the Charter Documents of CTLH, REIT Holdings, Borrower, AssetCo and/or any Senior Borrower, or any of the Transaction Documents.

(i)           No Adverse Action or Decision.  There shall be no action, suit, investigation or proceeding, pending or threatened against or affecting Borrower or any Loan Party, or any of their respective properties or rights (including without limitation the Collateral Assets or the Mortgaged Properties), or any of their respective Affiliates, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement, the other Mezzanine Loan Documents, the Senior Loan Documents, the Charter Documents of the Loan Parties and REIT Holdings or the Transaction Documents, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.  Additionally, to the best of Borrower’s knowledge, there shall be no valid basis for any such action, suit, investigation or proceeding and Borrower shall so certify to Mezzanine Lender at Closing.

(j)           Approvals.  The Borrower, the other Loan Parties and all of their Affiliates shall have duly applied for, obtained and made, as the case may be, all material Approvals required as of the date hereof by each Government Authority, or pursuant to any agreement to which Borrower or any Loan Party is a party or to which any of them or any of their assets is subject in connection with the consummation of the transactions contemplated by this Agreement, any other Mezzanine Loan Document, any Senior Loan Document, any Charter Document of a Loan Party or of REIT Holdings or any Transaction Document, and shall be in material compliance with all such Approvals.  All such Approvals shall be in full force and effect and unmodified and Mezzanine Lender shall have received evidence of all of the foregoing in form and substance reasonably satisfactory to Mezzanine Lender.

(k)           UCC Policy.  Mezzanine Lender shall have received an EAGLE-9 UCC policy of insurance in form and substance reasonably satisfactory to Mezzanine Lender, insuring the ownership, perfection and priority of the security interests in the Pledged Interest and, as available, the other Mezzanine Loan Collateral, evidenced by the Pledge Agreement, with such additional endorsements as Mezzanine Lender shall reasonably determine to be prudent and commercially reasonable.

(l)           No Material Adverse Change.  There shall not have occurred any material adverse change with respect to the Collateral Assets, or any Material Adverse Change with respect to Borrower or any other Loan Party since the date of the Financial Statements listed on Schedule 3.1(l).

(m)           Closing Certificates.  The Mezzanine Lender shall have received one or more certificates, dated the Closing Date, from the appropriate Loan Parties, (i) certifying as true, complete and correct the attached Charter Documents of the Loan Parties, (ii) certifying as true, correct and complete the attached resolutions of the Loan Parties authorizing the transactions contemplated hereby, by the Senior Loan Documents and by the Transaction Documents, (iii) as to the absence of proceedings or other action for dissolution, liquidation or reorganization of Borrower or any other Loan Party, (iv) as to the incumbency and specimen signatures of the authorized parties who shall have executed any instruments, agreements and other documents on behalf of Borrower or any other Loan Party in connection with the transactions contemplated hereby, by the Senior Loan Documents and by the Transaction Documents, (v) that certain agreements, instruments and other documents are in the form approved in the resolutions referred to in clause (ii) above, and (vi) covering such other matters, and with such other attachments thereto, as Mezzanine Lender’s Counsel may reasonably request, which certificate and attachments thereto shall be reasonably  satisfactory in form and substance to Mezzanine Lender.

(n)           Payment of Closing Fees.  Borrower shall have paid to Mezzanine Lender the Funding Fee and $1,250,000 for all third party fees and expenses.

(o)           Other Due Diligence.  Mezzanine Lender shall have received any and all reports, investigations, documents, instruments, materials and other information on or relating to the Borrower or any other Loan Party, the Collateral Assets, the Mortgaged Properties and/or the Underlying Obligors reasonably required by Mezzanine Lender, including without limitation background checks, financial statements and UCC, judgment lien and bankruptcy searches with respect to the Loan Parties, REIT Holdings and CTLH, and all such reports, investigations, documents, instruments, materials and other information shall be satisfactory to Mezzanine Lender in its sole discretion.

(p)           Other Matters.  REIT Holdings, Borrower, AssetCo and each of the Senior Borrowers shall have satisfied any other conditions or requirements reasonably imposed by Mezzanine Lender.

4.             Representations, Warranties and Certain Covenants.  In order to induce the Mezzanine Lender to consummate the Closing and to make the Mezzanine Loan, the Borrower represents, warrants and covenants to Mezzanine Lender:

4.1	Organization and Authority.

(a)           Borrower is a duly incorporated corporation, validly existing and in good standing under the laws of the State of Maryland and is qualified to conduct business in each jurisdiction in which such qualification is required in connection with Borrower’s assets, business and operations.  Borrower has elected (or will timely elect) to be treated as a REIT for its taxable year ending December 31, 2011 and has been organized, owned and operated through the date hereof in a manner that will permit Borrower to qualify as a REIT for its taxable year ending December 31, 2011.  Subject to the objective of maximizing the amount of funds that are available (net of Borrower’s Taxes) to be applied in accordance with Section 5.6, Borrower will use its commercially reasonable efforts to continue to qualify as a REIT for its taxable year ending December 31, 2011 and for all subsequent taxable years.

(b)           Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to (i) own its assets and transact the businesses in which it is now engaged, (ii) enter into and perform all of its duties and obligations under this Agreement, the other Mezzanine Loan Documents and the Transaction Documents to which Borrower is a party, (iii) cause AssetCo to perform all of its obligations under the Mezzanine Loan Documents, the Transaction Documents to which it is a party and the Collateral Asset Documents pertaining to the Unencumbered Collateral Assets, and (iv) cause each Senior Borrower to perform all of its obligations under the Senior Loan Documents, the Transaction Documents to which it is a party and the Collateral Asset Documents pertaining to its Senior Loan Collateral Assets (subject to the Senior Loan Documents).  The sole business of Borrower is the ownership, operation and management of the Pledged Interest and the other Mezzanine Loan Collateral.

(c)           AssetCo is a duly formed limited liability company, validly existing and in good standing under the laws of the State of Delaware and is qualified to conduct business in each jurisdiction in which such qualification is required in connection with AssetCo’s assets, business and operations.

(d)           AssetCo possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to (i) own its assets and transact the businesses in which it is now engaged, (ii) enter into and perform all of its duties and obligations under the Mezzanine Loan Documents and Transaction Documents to which it is a party and under the Collateral Asset Documents pertaining to the Unencumbered Collateral Assets.  The sole business of AssetCo is the ownership, operation and management of the Unencumbered Collateral Assets and the Senior Borrower Interests.

(e)           Each Senior Borrower is a duly formed limited liability company, validly existing and in good standing under the laws of the State of Delaware and is qualified to conduct business in each jurisdiction in which such qualification is required in connection with such Senior Borrower’s assets, business and operations.

(f)           Each Senior Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to (i) own its assets and transact the businesses in which it is now engaged, and (ii) enter into and perform all of its duties and obligations under the Senior Loan Documents, the Transaction Documents to which it is a party and the Collateral Asset Documents pertaining to its respective Senior Loan Collateral Assets, subject to the applicable Senior Loan Documents.  The sole business of each Senior Borrower is the ownership, operation and management of its rights and interest in and to its respective Senior Collateral Assets as identified on Schedule 2-A, 2-B-1, 2-B-2 or 2-C, as applicable, and performance of its obligations under its respective Senior Loan Documents.

(g)           Neither Borrower nor any other Loan Party has been convicted of a felony and, to the best of Borrower’s knowledge, there are no proceedings or investigations being conducted involving criminal activities of Borrower or any other Loan Party.

(h)           Neither Borrower nor any other Loan Party nor, to Borrower’s knowledge, any of their respective direct or indirect beneficial owners has engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other anti-money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. §1 et seq., as amended), any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and the regulations promulgated thereunder (collectively, the “Patriot Act”), or any order issued with respect to anti-money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), or (ii) in contravention of Executive Order No. 13224 issued by the President of the United States on September 24, 2001 (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), as may be amended or supplemented from time to time (“Executive Order 13224”) or (iii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, OFAC, Financial Action Task Force, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time.  As of the date hereof and as of the Closing Date, neither Borrower nor any other Loan Party nor, to the best of Borrower’s knowledge, any of their respective direct or indirect beneficial owners is or will be a person or entity (i) that is listed in the Annex to or is otherwise subject to the provisions of Executive Order 13224, (ii) whose name appears on OFAC’s most current list of “Specifically Designed Nationals and Blocked Persons,” (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in Executive Order 13224, or (iv) who has been associated with or is otherwise affiliated with any entity or person listed above.

4.2	Enforceability.

(a)           This Agreement, the Note, and the other Mezzanine Loan Documents and any other documents and instruments required to be executed and delivered by Borrower or any other Loan Party in connection with the Mezzanine Loan, have been executed and delivered and constitute the duly authorized, valid and legally binding obligations of the Loan Party required to execute the same, enforceable against Borrower and such Loan Parties strictly in accordance with their respective terms (except to the extent that enforceability may be affected or limited by applicable bankruptcy, insolvency and other similar debtor relief laws affecting the enforcement of creditors’ rights generally and subject to limitations imposed by general principles of equity).  No basis presently exists for any claim against Mezzanine Lender under this Agreement, under the other Mezzanine Loan Documents or with respect to the Mezzanine Loan.  Enforcement of this Agreement and the other Mezzanine Loan Documents by Mezzanine Lender is currently subject to no defenses of any kind.

(b)           The Senior Loan Documents have been executed and delivered and constitute the duly authorized, valid and legally binding obligations of the applicable Senior Borrowers and, in the case of the Senior Loan Guaranties, AssetCo, enforceable against the Senior Borrowers and AssetCo strictly in accordance with their terms (except to the extent that enforceability may be affected or limited by applicable bankruptcy, insolvency and other similar debtor relief laws affecting the enforcement of creditors’ rights generally and subject to limitations imposed by general principles of equity).  No basis presently exists for any claim against any Senior Lender under the Senior Loan Document or with respect to any Senior Loan.  Enforcement of the Senior Loan Documents by the Senior Lenders is currently subject to no defenses of any kind.

4.3	Non-Contravention.

(a)           The execution, delivery and performance of this Agreement, the Note, the other Mezzanine Loan Documents and any other documents or instruments to be executed and delivered by Borrower or any other Loan Party pursuant to this Agreement or in connection with the Mezzanine Loan, the Senior Loan or the Transaction Documents will not:  (i) violate any provisions of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority, which violation could have a material adverse effect on the Pledged Interests, the Collateral Assets or the Mortgaged Properties or adversely affect the performance by Borrower or any other Loan Party of their respective obligations pursuant to and as contemplated by the terms and provisions of this Agreement or the other Mezzanine Loan Documents, or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Borrower or any other Loan Party is a party or by which any of them may be bound.  None of Borrower or any other Loan Party is in default (without regard to grace or cure periods) under any contract or agreement to which it is a party, the effect of which default will materially adversely affect the performance by Borrower or any other Loan Party of their respective obligations pursuant to and as contemplated by the terms and provisions of this Agreement or the other Mezzanine Loan Documents.

4.4           Financial Statements.  All Financial Statements submitted by Borrower or any other Loan Party to Mezzanine Lender in connection with the Mezzanine Loan are true and correct in all material respects, have been prepared in accordance with GAAP, and fairly present the respective financial conditions and results of operations of the entities which are their subjects.

4.5           Accurate Disclosure.  This Agreement and the Schedules hereto, and all Financial Statements, budgets, schedules, opinions, certificates, confirmations, applications, affidavits, agreements, and other materials submitted to Mezzanine Lender in connection with or in furtherance of this Agreement by or on behalf of Borrower or any other Loan Party fully and fairly state the matters with which they purport to deal, and neither misstate any material fact nor, to Borrower’s knowledge, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

4.6           Approvals.  Each of Borrower, AssetCo and each Senior Borrower has obtained and holds all Approvals from or by any court, government authority or other person required as of the date hereof, in connection with the conduct of its business as now being conducted and contemplated to be conducted.

4.7           Transaction Documents.  Borrower has delivered to Mezzanine Lender true, correct and complete copies of all Transaction Documents.  Each Transaction Document is in full force and effect and free from default, and has been duly executed and delivered by each Loan Party that is a party thereto and, to Borrower’s knowledge, by the other parties thereto, and is the valid, binding and legal obligation of such Loan Parties and, to Borrower’s knowledge, of the other parties thereto, enforceable against such Loan Parties or other parties in accordance with its respective terms (except to the extent that enforceability may be affected or limited by applicable bankruptcy, insolvency and other similar debtor relief laws affecting the enforcement of creditors’ rights generally and subject to limitations imposed by general principles of equity).  There does not exist any condition that would materially and adversely affect the ability of any party to any Transaction Document to fulfill and perform all of its obligations thereunder.

4.8           Compliance with Law.  The Mezzanine Loan, including interest rate, fees and charges as contemplated hereby, is a business loan and is an exempted transaction under the Truth In Lending Act, 12 U.S.C. § 1601 et seq.  The Mezzanine Loan does not, and when disbursed will not, violate the provisions of the usury laws or any consumer credit laws of the State of New York.

4.9           Senior Loan Documents.  Schedules 3-A , 3-B and 3-C set forth a complete list of the Senior Loan Documents, and except as set forth on such Schedules, there are no other agreements, documents or instruments evidencing, securing or governing the Senior Loans.  Borrower has delivered to Mezzanine Lender true, complete and correct copies of the Senior Loan Documents.  The Senior Loan Documents are in full force and effect.  No defaults have occurred under the Senior Loan Documents, and no events or circumstances exist which, with the passage of time or the giving of notice, or both, would constitute a default under any of the Senior Loan Documents.  As of the date hereof, the outstanding principal amount of each Senior Loan is as set forth on Schedule 3-A, 3-B or 3-C, and no Senior Lender intends to make further advances to its Senior Borrower or to acquire any additional “Purchased Assets” (as defined in the Senior Loan Documents) or enter into any additional or supplemental loan purchase transactions with its Senior Borrower or any other Loan Party or any Affiliate of Borrower, AssetCo or any Senior Borrower.

4.10	Capitalization and Structure; Ownership of Assets.

(a)           As of the Closing Date, Borrower has received proceeds from the issuance of debt of the Borrower indicated in Schedule 4.10-A and has used such proceeds for the purposes indicated in Schedule 4.10-A.  The information provided on Schedule 4.10-A is true and complete.  Except as set forth in Schedule 4.10-A, since the date of receipt of such proceeds, Borrower has not made any distributions to the holders of, or on account of, any ownership interest in Borrower or redeemed, retired or purchased any ownership interest in Borrower, or made any payment for any right to redeem, retire or purchase any such interest.

(b)           Schedule 4.10-B sets forth a true, correct and complete organizational chart of CT Manager, CTLH, REIT Holdings, Borrower, AssetCo and each Senior Borrower.

(c)           Borrower is the record and beneficial owner of, and has good and marketable title to, the Mezzanine Loan Collateral, free and clear of all Liens whatsoever except for those created by the Pledge Agreement, the UCC-1 Financing Statement and the other Mezzanine Loan Documents.  The Pledge Agreement, together with the UCC-1 Financing Statements relating to the Mezzanine Loan Collateral, will create a valid, perfected lien on, and security interest in and to, the Mezzanine Loan Collateral, all in accordance with the terms thereof, in each case subject only to the Liens created by the Pledge Agreement, the UCC-1 Financing Statement and the other Mezzanine Loan Documents.  During the term of the Loan, Borrower shall not own any assets other than the Mezzanine Loan Collateral.

(d)           AssetCo is the record and beneficial owner of, and has good and marketable title to, the Initial Unencumbered Collateral Assets and the Senior Borrower Interests, free and clear of all Liens whatsoever.  During the term of the Loan, AssetCo shall not own any assets other than the Unencumbered Collateral Assets and the Senior Borrower Interests, together with incidental personal property related to such assets.

(e)           Each Senior Borrower is, before giving effect to the transactions contemplated by the Senior Loan Documents, the record and beneficial owner of, and has good and marketable title to, the Senior Loan Collateral Assets indicated on Schedule 2-A, 2-B-1, 2-B-2 or 2-C, as applicable, and the Senior Loan Collateral Assets are free and clear of all Liens whatsoever except only for those created by or under the Senior Loan Documents.  During the term of the Loan, the Senior Borrowers shall not own any assets other than their respective repurchase rights and other right, title and interest in and to the Senior Loan Collateral Assets, subject to the Senior Loan Documents.

(f)           Borrower, Guarantor and any applicable Affiliate of Guarantor that is contributing Collateral Assets to Borrower shall make a timely and valid election under Section 362(e)(2)(C) of the Code in connection with the contribution of the Collateral Assets to Borrower.

4.11         Broker’s or Finder’s Commission.  No broker, finder, placement agent or similar person or entity has been engaged in connection with the making of the Mezzanine Loan.  In addition to and not in limitation of any other rights hereunder, Borrower will indemnify and hold harmless the Mezzanine Lender from and against any and all claims, demands or liabilities for brokers’, finders’, placement agents’ or other similar fees or commissions claimed by any broker, agent, or the like acting or claiming to be acting on Borrower’s, AssetCo’s or any Senior Borrower’s behalf in connection with this Agreement or the Closing of the Mezzanine Loan.

4.12         Disclosure.  There is not in this Agreement or in any other Mezzanine Loan Document any untrue statement of material fact or any omission of a material fact necessary to make the statements contained herein and therein not materially misleading in light of the circumstances in which such statements were made.  There is no material fact known to Borrower or any other Loan Party which has not been disclosed to Mezzanine Lender or Mezzanine Lender’s Counsel in writing which has or, insofar as Borrower or any other Loan Party can reasonably foresee, may have or will have a material adverse effect on the condition, financial or otherwise, assets, business or results of operations of Borrower, any of the other Loan Parties, the Collateral Assets, the Mortgaged Properties or the ability of Borrower or any other Loan Party to perform their respective obligations under the Mezzanine Loan Documents, the Senior Loan Documents, the Transaction Documents or the Collateral Asset Documents.

4.13	Omitted.

4.14         Employment Practices.  Neither Borrower, AssetCo nor any Senior Borrower has any employees.

4.15         Taxes.  Each of Borrower and the other Loan Parties has filed or obtained extensions of all federal, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns heretofore required by applicable law to be filed by it.  All material taxes, including, without limitation, all federal, state, county, local, foreign or other income, property, sales, use, franchise, value added, employees’ income withholding, social security, unemployment and other taxes, fees, charges and assessments, of any nature whatsoever which have become due or payable by Borrower or any other Loan Party, including, without limitation, any fines or penalties with respect thereto or interest thereon, whether disputed or not (collectively, “Taxes”), have been paid in full.  All material deposits required by applicable law to be made, withheld, collected or provided for by Borrower or any other Loan Party or any predecessor thereto, including, without limitation, deposits with respect to Taxes constituting employees’ income withholding taxes, have been duly made, withheld, collected or provided for and have been paid over to the proper Government Authority or are held by the applicable person for such payment.  No liens arising from or in connection with Taxes have been filed and are currently in effect against Borrower or any other Loan Party, except for liens for Taxes which are not yet due and payable.  Borrower has never executed or filed with the Internal Revenue Service or any successor agency or any other taxing authority any agreement or document extending, or having the effect of extending, the period for assessment or collection of any Taxes.  Neither Borrower nor any other Loan Party is a party to any tax sharing agreement or arrangement.  No audits or investigations are pending or to the best of Borrower’s or any other Loan Party’s knowledge, threatened with respect to any Tax returns or Taxes of Borrower or any other Loan Party, which if determined adversely, would have a material adverse effect on the condition, financial or otherwise, assets, business or results of operations of Borrower or any other Loan Party.  Borrower will pay, and will cause REIT Holdings, AssetCo and each of the Senior Borrowers to pay, all Taxes payable by each of them, if any, as and when the same become due and payable.

4.16         Transactions with Related Parties.  Except as set forth in Schedule 4.16, there are no transactions, agreements or understandings, existing or presently contemplated, between or among Borrower, any of the other Loan Parties or any Person which is a Related Party to Borrower or any other Loan Party, which are in any way related to the transactions which are the subject of this Agreement, the other Mezzanine Loan Documents, the Senior Loan Documents, the Transaction Documents, or involving or affecting the Collateral Assets or the Mortgaged Properties.  Schedule 4.16 contains a complete description of all fees, payments and compensation payable to any Related Party under such transactions, agreements or understandings.

4.17	Bank Accounts.

(a)           The name, financial institution and account number for each bank account (checking, savings, lock box or collateral or otherwise) maintained by Borrower, AssetCo and/or any Senior Borrower (including the Collection Account) are listed in Schedule 4.17.  At Closing, Borrower shall grant to Mezzanine Lender a security interest in each of Borrower’s accounts.  If Borrower desires to open an additional bank account, Borrower agrees to (a) grant a security interest in such account to Mezzanine Lender, (b) enter into a control agreement satisfactory to Mezzanine Lender with respect to such account, (c) await confirmation from Mezzanine Lender that its security interest in the account has successfully been perfected prior to causing or permitting any funds to be deposited into the account, (d) update Schedule 4.17 to include the account and (e) take any other actions at the request of Mezzanine Lender reasonably necessary to create and perfect Mezzanine Lender’s security interest in the account.  Any such account of Borrower shall constitute Mezzanine Collateral for purposes of this Agreement and the other Mezzanine Loan Documents.  At closing, AssetCo will enter into a blocked account agreement with Mezzanine Lender and the applicable Eligible Institution in respect of each of AssetCo’s accounts.  The blocked account agreement (the “Blocked Account Agreement”) shall provide, inter alia, that (i) all amounts that are from time to time deposited into the subject account shall be swept, on a daily basis into the Borrower’s Collection Account and shall not be disbursed to any other account or person, and for any other purpose  (except only as may be required pursuant to the Senior Loan Guaranty and the Intercreditor Agreement from and after the occurrence of an event of default under the Senior Loan Documents) and (ii) the Blocked Account Agreement may not be amended, modified or terminated by AssetCo without the prior written consent of Mezzanine Lender.

(b)           Notwithstanding anything to the contrary contained in Section 4.17(a), Borrower shall, and shall cause AssetCo and the other Loan Parties, to cooperate reasonably and in good faith with the Mezzanine Lender to cause the Deposit Account Control Agreement and, if applicable, the Blocked Account Agreement to be amended, modified, restated and/or replaced as soon as reasonably practicable after the date of this Agreement (it being agreed that the Borrower shall use its best efforts to cause such amendment to be entered into on or before April __, 2011), in such form as is required by Mezzanine Lender in its sole discretion.  The Mezzanine Lender shall have the right, exercisable at any time, to require that the AssetCo’s and Borrower’s accounts, including without limitation, the Collection Account, be moved from Bank of America, N.A. to another Eligible Institution, provided, however, in such event, Borrower may recommend a preferred Eligible Institution, provided further, however, that Mezzanine Lender shall have the right, in its sole discretion and notwithstanding any such recommendation, to select the applicable other Eligible Institution.  In connection therewith, Borrower shall, and shall cause AssetCo as applicable, (i) to enter into replacement deposit account control agreements and blocked account control agreements as soon as reasonably practicable, each in form acceptable to Mezzanine Lender and pursuant to which, inter alia, Mezzanine Lender shall have a perfected security interest in the Collection Account and (ii) cause Paul, Hastings, Janofsky & Walker LLP to deliver to Mezzanine Lender its favorable opinion in respect of such perfected security interest.  Borrower acknowledges and agrees that the Mezzanine Lender shall at all times have a perfected security interest in the Collection Account and the Collection Account Funds.

4.18         No Material Adverse Change.  No Material Adverse Change has occurred with respect to Borrower or any other Loan Party since the dates of the respective Financial Statements listed in Schedule 3.1(l) or the Financial Statements provided pursuant to Section 5.11 or the terms of any other Mezzanine Loan Document, whichever shall be the most current.

4.19         Bankruptcy.  None of Borrower, the other Loan Parties, nor any of its or their Affiliates has ever voluntarily or involuntarily filed for protection from creditors under any provision of the U.S. Bankruptcy Code nor have they, within the ten (10) year period immediately preceding the date of this Agreement, had any property foreclosure actions commenced against them.

4.20         ERISA.  The assets of Borrower, AssetCo and Senior Borrowers do not constitute “plan assets” of any employee benefit plan or other entity which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) by reason of Borrower, AssetCo and each Senior Borrower each qualifying as a real estate operating company pursuant to the Department of Labor Regulations Section 2510.3-101, as amended.

4.21         Single Purpose Entity.    Each of Borrower, AssetCo and each Senior Borrower is a Single Purpose Entity, satisfies on the date hereof and shall satisfy during the term of the Loan, all of the requirements set forth in the definition of Single Purpose Entity set forth in Article 1.

4.22         Charter Documents.  Borrower has provided Mezzanine Lender with true, correct and complete copies of all Charter Documents for CT Manager, CTLH, REIT Holdings, Borrower, AssetCo and each Senior Borrower.

4.23         Indebtedness.  Prior to Closing, neither Borrower, AssetCo or any Senior Borrower (i) shall have incurred any indebtedness for money borrowed other than, in the case of the Senior Borrowers, the indebtedness under the Senior Loan Documents, (ii) shall have entered into any leases as lessee of real or personal property, or (iii) shall have guarantied, endorsed or otherwise become directly or contingently liable for any indebtedness of any other Person, except only for the Senior Loan Guaranties.

4.24         Collateral Loans and Mortgaged Properties.  Each of the representations and warranties made in respect of the Collateral Assets and the Mortgaged Properties set forth in the Senior Loan Documents are true, correct and complete, except as set forth in the “Requested Exceptions Report” as defined in the Senior Loan Documents.  Upon Mezzanine Lender’s written request therefor, Borrower shall endeavor reasonably and in good faith to deliver such Requested Exceptions Report to Mezzanine Lender (or so much of such Requested Exceptions Report as may then be reasonably available to Borrower and/or Senior Borrowers).

5.             Covenants.  From and after the date hereof, in addition to the covenants and agreements contained elsewhere in this Agreement, Borrower, on its own behalf and, as applicable, on behalf of CT Manager, CTLH, REIT Holdings, AssetCo and each of the Senior Borrowers, hereby covenants and agrees for the benefit of Mezzanine Lender, as set forth below:

5.1           Business.  Borrower shall manage and administer the Mezzanine Loan Collateral in accordance and compliance with the terms of this Agreement, the other Mezzanine Loan Documents and applicable laws.  Borrower shall not conduct any business or activity other than such businesses and activities as are necessary for and directly related to the ownership, management and administration of the Mezzanine Loan Collateral in accordance with this Agreement and the Budget.  Borrower shall not cause or permit AssetCo to conduct any business or activity other than such businesses and activities as are necessary for and directly related to the ownership, management and administration of the Unencumbered Collateral Assets and the Senior Borrower Interests in accordance with this Agreement and the Budget.  Borrower shall not cause or permit any Senior Borrower to conduct any business or activity other than such businesses and activities as are necessary for and directly related to the ownership, management and administration of such Senior Borrower’s right, title and interest in and to the Senior Loan Collateral Assets, subject to the Senior Loan Documents, in accordance with this Agreement, the Senior Loan Documents and the Budget.  Except only as described on the attached Schedule 5.1, no Loan Party, and no Affiliate of any Loan Party, shall acquire or maintain any right or interest in any Collateral Asset that is senior to or pari passu with the rights and interests of Mezzanine Lender therein under this Agreement and the other Transaction Documents, except only Protective Advances that are approved in writing by Mezzanine Lender in its sole discretion or are expressly permitted pursuant to Section 5.13(b).

5.2           Existence.  Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect the legal existence of Borrower, AssetCo and each Senior Borrower in accordance with each such party’s Charter Documents in effect on the date of this Agreement; provided, however, that Borrower shall, subject to the next following proviso, be permitted to amend and/or modify its Charter Documents to reflect and permit a more efficient tax status in the event that Borrower ceases to “continue to qualify as a REIT” in accordance with Section 4.1(a), which amendment or modification may include, if and to the extent the Borrower is the surviving entity, the conversion and/or merger of the Borrower into a partnership or limited liability company provided further however, that (i) in connection with any such amendment or modification, Borrower and Guarantor shall, at Borrower’s cost and expense: (1) execute and deliver such documents as may be requested by Mezzanine Lender in order to ensure and confirm that the Mezzanine Lender retains the continuing benefit of the terms of this Agreement and the other Mezzanine Loan Documents, including without limitation, confirmation (i) that this Agreement and the other Mezzanine Loan Documents remain in full force and effect and are enforceable against Borrower and Guarantor in accordance with their respective terms and (ii) of the continuing first priority perfected security interest in the Mezzanine Loan Collateral and (2) cause Paul, Hastings, Janofsky & Walker LLP (or such other counsel as may be reasonably acceptable to Mezzanine Lender) to deliver to Mezzanine Lender its favorable opinion in respect of such enforceability and perfected security interests, and such other matters as may be reasonably required by Mezzanine Lender and (ii) no such amendment or modification to its Charter Documents shall have a materially adverse tax effect on Mezzanine Lender and/or its beneficial owners, as reasonably determined by Mezzanine Lender.  Borrower covenants and agrees that, without the prior written consent of Mezzanine Lender in its sole discretion, and except as expressly set forth in this Section 5.2 and Section 5.9 of the Borrower’s Charter Documents, there shall not occur (a) any amendment or modification of the Charter Documents of Borrower, AssetCo or any Senior Borrower, (b) the appointment of any managing member, non-member manager or general partner of Borrower, AssetCo or any Senior Borrower, (c) except in connection with transfers, the admission of any new member or partner of Borrower, AssetCo or any Senior Borrower, or (d) the issuance or maintenance of any class of preferred equity interests in REIT Holdings, Borrower, AssetCo or any Senior Borrower, except only for the one hundred (100) “Class A Preferred” shares of Borrower held by CTLH and the “Class B Preferred” shares of Borrower held by one hundred twenty five (125) shareholders, each as set forth in Schedule 4.10-B.

5.3           Compliance With and Modification of Senior Loan.  Borrower shall not permit any change in any term or condition of the Senior Loan Documents without Mezzanine Lender’s prior written approval in its sole discretion, provided however, that in the event of any immaterial change, such written approval shall be deemed granted upon receipt of an electronic mail message to such effect from an authorized individual acting on behalf of the Mezzanine Lender.  Borrower shall cause each Senior Borrower to comply in all respects with all covenants and other terms and conditions of the Senior Loan Documents.

5.4           Compliance With and Modification of Collateral Loan Documents.  Borrower shall not, without the prior written consent of Mezzanine Lender, which may be granted or withheld in Mezzanine Lender’s sole discretion, permit or suffer AssetCo or any Senior Borrower to:  (a) enter into or consent to any material amendment, extension or modification of any Collateral Asset Loan or Collateral Asset Loan Document (except for extensions as of right in accordance with the express provisions of the applicable Collateral Asset Loan); (b) accept or agree to any discounted pay-off or satisfaction of a Collateral Asset Loan; (c) commence the exercise of remedies with respect to any Collateral Asset Loan, including without limitation the commencement of judicial or non-judicial foreclosure proceedings or acceptance of a deed in lieu of foreclosure, in the case of a mortgage loan, or commencement of UCC foreclosure sale proceedings or acceptance of an assignment in lieu of foreclosure, in the case of a mezzanine loan; (d) exercise any right under a Collateral Asset Co-Lending Agreement to cure loan defaults or to acquire more senior loans or more senior participations or positions in Collateral Asset Loans from other lenders; (e) sell, transfer, assign, convey or otherwise dispose of any Collateral Asset, or enter into any binding agreement to do the same (except pursuant to the express and unconditional rights of other holders of interests in Collateral Asset Loans other loans secured directly or indirectly by the underlying Mortgaged Properties); or (f) except as otherwise permitted pursuant to Section 5.13(b), make any Protective Advance (each of the foregoing, a “Material Action”).  To the extent that  any Material Action also requires a Senior Lender’s approval under its Senior Loan Documents, Borrower shall not submit such Material Action for Senior Lender’s approval unless and until it has obtained Mezzanine Lender’s approval pursuant to this Section 5.4.  Borrower shall cause AssetCo and each Senior Borrower to comply with all material covenants and other terms and conditions of the Collateral Asset Loan Documents and Collateral Asset Co-Lending Documents to which they are a party.  Mezzanine Lender shall endeavor to respond to any written request for a Material Action within five (5) Business Days after its receipt of such request, provided that Mezzanine Lender’s failure to respond within such five (5) Business Day period shall be deemed to be Mezzanine Lender’s approval of such requested Material Action.

5.5           Transfer of Property and Change in Ownership.  Except only as and to the extent the same are Permitted Equity Transfers and/or Material Actions approved by Mezzanine Lender pursuant to Section 5.4, the occurrence of any of the following shall constitute an Event of Default under this Agreement:  (a) any change in direct or indirect beneficial ownership of CTLH, CT Manager, REIT Holdings, Borrower, AssetCo or any Senior Borrower, or the mortgaging, pledging or hypothecation of any such interest, (b) if either Borrower or AssetCo shall transfer, permit the transfer of, suffer the transfer of or enter into any agreement to transfer any Unencumbered Collateral Assets or the Collateral Asset Loan Documents relating thereto or any portion thereof or interest therein, and/or (c) if any of Borrower, AssetCo or any Senior Borrower shall transfer, permit the transfer of, suffer the transfer of or enter into any agreement to transfer any Senior Loan Collateral Asset or the Collateral Asset Loan Documents relating thereto or any portion thereof or interest therein, exceptonly, (i) with respect to AssetCo, transfers to Borrower and (ii) with respect to any Senior Borrower, transfers to AssetCo.  Without limiting the foregoing, until the Mezzanine Loan and all accrued and unpaid interest thereon and other amounts due Mezzanine Lender in connection therewith are paid in full, (A) Guarantor shall own 100% of the equity interests in CTLH and CT Manager and shall be the sole manager or managing member of each of CTLH and CT Manager (whether pursuant to the Charter Documents of CTLH and CT Manager, respectively, or otherwise); (B) CTLH shall, except as set forth in the last sentence of this paragraph, own at least 51.688% of the economic equity interests in REIT Holdings, and at least 81.169% of the voting equity interests in REIT Holdings, and the sole manager of REIT Holdings (whether pursuant to the Charter Documents of REIT Holdings or otherwise) shall be CT Manager; (C) REIT Holdings shall own 100% of the equity interests in Borrower (except only for the one hundred (100) “Class A Preferred” shares of Borrower held by Guarantor, the “Class B Common” shares of Borrower held by JSN Holders and the “Class B Preferred” shares of Borrower held by one hundred twenty five (125) shareholders, each as set forth in Schedule 4.10-B); (D) Borrower shall own 100% of the equity interests in AssetCo, (E) AssetCo shall own (1) 100% of the equity interests in each Senior Borrower, (2) the Initial Unencumbered Collateral Assets, and (3) any Released Collateral Assets, and (F) prior to giving effect to the repurchase transaction contemplated by the Senior Loan Documents, (1) Citi Borrower shall own the Citi Collateral Assets, (2) JPM Borrower shall own the JPM Collateral Assets and (3) MS Borrower shall own the MS Collateral Assets; in the case of each of (A) through (F) above, free and clear of all Liens whatsoever, exceptonly for the Liens (w) created by the Mezzanine Loan Documents in the case of (D), (x) created by the applicable Senior Loan Documents in the case of (F), (y) in favor of Senior Credit Holders on not more than 17.26% of the equity interest in REIT Holdings owned by CTLH created by the Senior Credit Stock Secured Note and (z) in favor of the JSN Holders on not more than 31.06% of the equity interest in REIT Holdings owned by CTLH created by the JSN Stock Secured Note.  If any direct or indirect change in the status, activities, ownership, control and structure of REIT Holdings, Borrower, AssetCo or any Senior Borrower from that described in the preceding sentence shall occur or be permitted, done or suffered, and such change or pledge does not constitute a Permitted Equity Transfer and Borrower has not first obtained written consent of Mezzanine Lender, which consent may be withheld in Mezzanine Lender’s sole discretion, then the same shall constitute an automatic and immediate Event of Default and Mezzanine Lender shall have the right to exercise any of its rights and remedies pursuant to this Agreement and the other Mezzanine Loan Documents.

Notwithstanding anything to the contrary, each of the events listed below shall be deemed “Permitted Equity Transfers” and shall be permitted without Mezzanine Lender’s consent, provided that with respect to each such event:  (i) (x) in respect of items 2 through 6, inclusive, below, Borrower provides Mezzanine Lender with prior written notice of the event, if reasonably practical, and if not, written notice of the event promptly after the occurrence thereof, in either such case, together with complete copies of all of the documents related to such transactions and/or events and (y) in respect of items 7 through 11, inclusive, below, Borrower provides Mezzanine Lender with thirty (30) days' prior written notice of the event, together with complete copies of all of the documents related to such transactions and/or events, and (ii) such other conditions as may be set forth specifically below with respect to such event shall be satisfied:

1.      any transfer of publicly traded shares of Guarantor, provided that no CT Change in Control occurs;

2.      any transfer of “Class B Preferred” shares of Borrower held by the one hundred twenty five (125) shareholders on the date of this Agreement, in accordance with the Charter Documents of Borrower;

3.      any transfer of any interests in REIT Holdings held by CTLH to Guarantor or its Affiliates, in accordance with the Charter Documents of REIT Holdings;

4.      any transfer of interests in REIT Holdings held by FMC Shareholder, Senior Credit Holders and the JSN Holders and their respective permitted successors and assigns, in accordance with the Charter Documents and Unit Restriction Agreement of REIT Holdings (including for such purpose, transfers to Guarantor and/or its Affiliates, and transfers by and among the Senior Credit Holders and transfers by and among the JSN Holders);

5.      any transfer of Senior Loan Collateral Assets to the applicable Senior Lender pursuant to the Senior Loan Documents, and any exercise by such Senior Lender of pledge, transfer or other similar rights with respect to such Senior Loan Collateral Assets on and subject to the express provisions of the Senior Loan Documents;

6.      any transfer of “Class B Common” shares of Borrower to Guarantor and to subsequent transferees as part of the transactions governed by the Transaction Documents;

7.      any transfer of any Unencumbered Collateral Assets from any Senior Borrower to AssetCo;

8.      any transfers of Unencumbered Collateral Assets owned by AssetCo or any Senior Borrower, as the case may be, to its wholly-owned subsidiary, for tax, workouts, financings, or other similar structuring purposes, subject to the express provisions of the Senior Loan Documents;

9.      any transfers of Collateral Assets to a wholly owned subsidiary of Senior Borrower, for tax or other structuring purposes, subject to the express provisions of the Senior Loan Documents

10.      any transfer of all or a portion of the “Class A Preferred” shares by Guarantor to CTIMCO;

11.      any transfer of all or any equity interests by Guarantor, REIT Holdings, CTLH or CT Manager of direct or indirect interests to a wholly-owned (directly or indirectly) Affiliate of Guarantor;

12.      any transfers, directly or indirectly, of any membership interests in CTIMCO; and/or

13.      any transfers of any portion of the economic equity interests (and corresponding voting equity interests) in REIT Holdings that is owned as of the date of this Agreement by Guarantor, not to exceed 7.75% of the aggregate economic equity interests in REIT Holdings, to Guarantor for the benefit of certain officers and directors of Guarantor and/or to such officers and directors.

5.6	Cash Management.

(a)           Collection Account.  Borrower shall establish and maintain a segregated Eligible Account (the “Collection Account”), which shall be entitled “CT Legacy REIT Mezz Borrower, Inc. Mezz Loan A/C FBO Five Mile Capital II CT Mezz SPE LLC”.  Borrower hereby grants to Mezzanine Lender a first priority security interest in the Collection Account and all deposits at any time contained therein and the proceeds thereof, and shall take all actions necessary to maintain in favor of Mezzanine Lender a perfected first priority security interest in the Collection Account, including without limitation filing UCC-1 Financing Statements and continuations thereof.  Subject to the terms of Section 5.6(c) and Section 5.6(d) herein, Mezzanine Lender shall have the sole right to make withdrawals from the Collection Account and all costs and expenses for establishing and maintaining the Collection Account shall be paid by Borrower.

(b)           Deposit of Funds.

(i)
On the Closing Date, Borrower has deposited into the Collection Account the amount of $4,212,572.23, or such greater amount as Borrower shall determine (which amount shall include, in all events and amount other things, all net excess proceeds of the Mezzanine Loan).  Such initial deposit shall be applied in accordance with Section 5.6(c)(i) through (iii) below.

(ii)
During the term of the Mezzanine Loan, Borrower shall (1) (a) cause each Senior Borrower to distribute to AssetCo all Net Senior Loan Collateral Asset Cash Flow, (b) cause AssetCo to distribute all such Net Senior Loan Collateral Asset Cash Flow to Borrower and deposit all such amounts into the Collection Account and (c) cause AssetCo to distribute all Non-Liquidation Income and Net Liquidation Proceeds with respect to the Unencumbered Collateral Assets to Borrower; in each case immediately upon receipt thereof by Senior Borrower or AssetCo, as applicable and (2) deposit (or cause to be deposited) all amounts received by Borrower pursuant to (1) above, and all other amounts received by Borrower from any source, into the Collection Account, immediately upon receipt thereof.

(c)           Disbursements Prior to an Event of Default.  Provided that no Event of Default has otherwise occurred, Borrower shall maintain the funds on deposit in the Collection Account (the “Collection Account Funds”), provided that Borrower shall make disbursements of Collection Account Funds for:

(i)
(x) on each Payment Date, the timely payment of Current Pay Interest to the Mezzanine Lender in accordance with Section 2.1(b) and (y) the timely payment of any applicable price differential payments (including any applicable swap and/or hedging payments) on Senior Loans that are then due and payable pursuant to the Senior Loan Documents;

(ii)
for the payment of (x) operating expense payables in accordance with the Budget, (y) Taxes, if any, then due and payable by Borrower and (z) dividends on the “Class B Preferred” shares of the Borrower, in an amount not to exceed $15,625 in any calendar year (provided however, that to the extent dividends are not paid on the “Class B Preferred” shares during any calendar year, or are paid in an amount less than $15,625, any such unpaid amount may be accrued and may be paid in subsequent calendar years);

(iii)
on each Payment Date, provided that (and only if) all required payments pursuant to Section 5.6(c)(i) and Section 5.6(c)(ii) have then been paid, Borrower may pay dividends on the “Class A Preferred” shares of Borrower in an amount not to exceed the Current Distribution applicable to such month; and

(iv)	subject to the limitations and conditions set forth in Section 5.13 herein, Protective Advances.

(d)           Monthly Disbursement of Excess Collection Account Funds to Pay Mezzanine Loan Principal.  Provided that no Event of Default has otherwise occurred, and provided further that (and only if) all required payments pursuant to Section 5.6(c)(i) and Section 5.6(c)(ii) have then been paid, Borrower shall have the right to apply any and all then available Collection Account Funds, in Borrower’s discretion, (i) to prepay the Mezzanine Loan in accordance with Section 2.5(a) or (ii) to prepay any of the Senior Loans in accordance with the terms of the Senior Loan Documents.

(e)           Disbursements Following an Event of Default.  Following the occurrence of an Event of Default, all Collection Account Funds shall be applied by Mezzanine Lender in such order and priority as Mezzanine Lender shall determine in its sole discretion, and Borrower shall have no further right or authority to disburse, or cause the disbursement of, any Collection Account Funds.

(f)           Limitations on Disbursements.  Except as and to the extent expressly permitted in Section 5.6(c) and Section 5.6(d), or as otherwise expressly approved in writing by Mezzanine Lender in its sole discretion, Borrower shall not make, or cause to be made, any disbursements of Collection Account Funds from the Collection Account.

5.7           Use of Funds.  Borrower shall use all funds advanced by the Mezzanine Lender pursuant to the Note solely for the payment of obligations and expenses properly incurred in connection with the transactions contemplated by the Transaction Documents.

5.8           Related Party Contracts.  The Borrower shall not (and shall not permit or suffer AssetCo or Senior Borrowers to) enter into any contract with, purchase goods or services from, or otherwise enter into any transaction with any other Loan Party or any Person which is a Related Party of Borrower or any other Loan Party without the prior written consent of Mezzanine Lender.  Without limiting the scope of Mezzanine Lender’s approval rights, all such transactions shall be entered into pursuant to written agreements and on arms-length terms and conditions.  Any proposed transaction with a Related Party shall be disclosed as such at the time Mezzanine Lender’s approval of the same is requested.  The Mezzanine Lender has approved the agreements listed on  Schedule 4.16.

5.9           Material Transactions.  Borrower shall not enter into any transaction or permit or suffer AssetCo or any Senior Borrower to enter into any transaction that is reasonably likely to have a material adverse impact on the nature or the value of the Mezzanine Loan Collateral, the Collateral Assets or the Mortgaged Properties without the prior written consent of the Mezzanine Lender.

5.10           Books and Records.  Borrower shall keep and maintain, at Borrower’s principal place of business, accurate and detailed books, records and accounts with respect to all matters pertaining to Borrower, AssetCo, the Senior Borrowers, the Collateral Assets and the Mortgaged Properties, and Borrower shall permit the Mezzanine Lender and its agents and representatives at all reasonable times upon 24 hours advance notice to inspect, copy, make extracts from, and have audited all such books, records and accounts.

5.11	Reporting Requirements.

(a)           Monthly Financial Statements.  Borrower shall furnish to Mezzanine Lender within fifteen (15) days after the end of each calendar month:  (i) any and all financial statements, rent rolls or other material information received from the Underlying Obligors related to each Collateral Asset Loan and Mortgaged Property (provided that if Borrower is unable, after diligent efforts, to obtain such information on a monthly basis, Borrower shall provide such information on a quarterly basis);  (ii) a remittance report containing servicing information, including without limitation the amount of each periodic payment due, the amount of each periodic payment received, the date of receipt, the date due and whether there has been any material adverse change to the Mortgaged Property, on a loan by loan basis and in the aggregate, with respect to the Collateral Assets serviced by any servicer (such remittance report, a “Servicing Tape”), or to the extent any servicer does not provide a Servicing Tape, a remittance report containing the servicing information that would otherwise be set forth in a Servicing Tape; (iii) a listing of all Collateral Assets reflecting the payment status of each Collateral Asset and any material changes in the financial or other condition of each Collateral Asset; (iv) with respect to any Collateral Asset that is a CMBS, B-Note or Junior Interest (as defined in Schedule VI to the Senior Loan Documents) the related securitization report; (v) a list of any existing defaults under the Collateral Asset Loans; (vi) trustee remittance reports; (vii) all asset summary reports prepared by Guarantor with respect to any Collateral Asset(s); (viii) account activity statements for the Collection Account; (ix) all other information as Mezzanine Lender may reasonably request with respect to Borrower, AssetCo, any Senior Borrower, any Collateral Asset, any Mortgaged Property or any Underlying Obligor; and (x) a certificate in the form attached hereto as Schedule 5.11 (a “Covenant Compliance Certificate”)

(b)           Quarterly Financial Statements.  Within forty-five (45) days (or sixty (60) days, in the event Guarantor has filed an extension with the SEC with respect to its 10Q reports) after the end of each  of the first three fiscal quarters of any fiscal year, Borrower shall furnish to Mezzanine Lender consolidated unaudited balance sheet and income statements of Borrower and Guarantor, each presented fairly in accordance with GAAP (and reviewed by the Accountant) or, if such financial statements being delivered have been filed with the SEC pursuant to the requirements of the 1934 Act, or similar state securities laws, presented in accordance with applicable statutory and/or regulatory requirements and delivered to Mezzanine Lender within the same time frame as are required to be filed in accordance with such applicable statutory or regulatory requirements, in either case accompanied by a Covenant Compliance Certificate, including a statement of operations and a statement of changes in cash flows for such quarter and statement of net assets as of the end of such quarter, and certified as being true and correct by a Covenant Compliance Certificate.

(c)           Annual Financial Statements.  Borrower shall furnish to Mezzanine Lender annually within ninety (90) days (or one hundred five (105) days, in the event Guarantor has filed an extension with the SEC with respect to its 10K reports) after the end of the fiscal year of Borrower and/or Guarantor, as applicable, Borrower’s and Guarantor’s consolidated audited financial statements, each audited by the Accountant and presented fairly in accordance with GAAP or, if such financial statements being delivered have been filed with the SEC pursuant to the requirements of the 1934 Act, or similar state securities laws, presented in accordance with applicable statutory and/or regulatory requirements and delivered to Mezzanine Lender within the same time frame as are required to be filed in accordance with such applicable statutory and/or regulatory requirements, in either case accompanied by a Covenant Compliance Certificate, including a statement of operations and a statement of changes in cash flows for such quarter and statement of net assets as of the end of such quarter accompanied by an unqualified report of the Accountant.

(d)           Collection Account Fund Report.  On or before the tenth (10th) day of each calendar month during the term of the Mezzanine Loan, Borrower shall deliver to Mezzanine Lender a detailed report and reconciliation (i) of all deposits and disbursements from the Collection Account during the immediately preceding calendar month and on a year-to-date cumulative basis, including without limitation, a comparison of such amounts to Budget, (ii) of all Protective Advances made during the immediately preceding calendar month and during the term of the Mezzanine Loan, (iii) of all Protective Advances that have been repaid during the immediately preceding calendar month (together with a detailed report identifying the amounts of all Protective Advances that are outstanding as of the end of the immediately preceding calendar month), (iv) of amounts then maintained (as of the end of the immediately preceding calendar month) in the Collection Account and anticipated deposits and disbursements during this then current calendar month and quarter and (v) addressing such other matters as Mezzanine Lender may reasonably request with respect matters relating thereto.  Such report and reconciliation shall be certified by Borrower to be true and correct, and shall include supporting documentation for such Collection Account and Protective Advance activity.  For clarification, Protective Advances shall be deemed to be “outstanding” unless they have been repaid to Borrower and have been identified as having been so repaid in the report and reconciliation contemplated in this paragraph.

(e)           Notice of Litigation.  Promptly after commencement and Borrower’s obtaining knowledge thereof, Borrower shall furnish to Mezzanine Lender written notice of all actions, suits and proceedings before any court or arbitrator or any Governmental Authorities affecting any Borrower, AssetCo or any Senior Borrower, any Collateral Asset or any Mortgaged Property.

(f)           Notices of Loan Default.  As soon as possible and in any event within ten (10) days after Borrower becomes aware of the occurrence of an Event of Default under the Mezzanine Loan Documents or a default under the Senior Loan Documents or the Transaction Documents, Borrower shall furnish to Mezzanine Lender a written notice setting forth the details of such Event of Default or default and what action has been taken or is proposed to be taken with respect thereto.

(g)           Notices of Collateral Asset Default.  As soon as possible and in any event within ten (10) days after Borrower becomes aware that any Collateral Asset Loan is a Defaulted Loan, Borrower shall furnish to Mezzanine Lender a written notice setting forth the details thereof and what action the applicable Senior Borrower has taken or proposes to be taken with respect thereto.

(h)           Notices of Events Impacting Control Rights.  As soon as possible and in any event within ten (10) days after Borrower becomes aware that a “control appraisal event” or an “appraisal reduction event” or similar event or circumstance has occurred or exists with respect to a Collateral Asset, Borrower shall furnish to Mezzanine Lender a written notice setting forth the details thereof (including supporting calculations and any appraisals obtained in connection therewith) and what action the applicable Senior Borrower has taken or proposes to be taken with respect thereto.

(i)           Other Materials.  Without duplication of paragraphs (a) through (c) above, Borrower shall deliver to Mezzanine Lender such Financial Statements as are delivered by any Senior Borrower to any Senior Lender from time to time, concurrently with  such Senior Borrower’s delivery of same to such Senior Lender.  In addition, Borrower shall furnish to Mezzanine Lender promptly following request, such other information respecting the condition or operations, financial or otherwise of REIT Holdings, Borrower, AssetCo or any Senior Borrower, the Collateral Assets or the Mortgaged Property (including without limitation, any appraisals) and, to the extent any such other information is provided by Senior Borrowers to Senior Lender pursuant to the terms of the Senior Loan Documents or otherwise, Borrower shall simultaneously provide such information to Mezzanine Lender.

5.12           Distributions.  Borrower shall not, directly or indirectly, make any distributions to the holders of, or on account of, any ownership interest in Borrower now or hereafter outstanding or redeem, retire, or purchase any ownership interest in Borrower now or hereafter outstanding or make any payment for any right to redeem, retire or purchase any such interest (provided that the foregoing shall not restrict (a) “consent dividends” within the meaning of Section 565 of the Code, declared by Borrower or (b) Current Distributions in accordance with Section 5.6(c)(iii) or distributions in accordance with Section 5.6(c)(ii)(z).

5.13	Budget and Protective Advances.

(a)           Budget.  On or before November 15 of each calendar year during the term hereof, Borrower shall prepare and submit to Mezzanine Lender, for the calendar year beginning on the next following January 1, a proposed budget for managing, operating, financing, and otherwise dealing with the Collateral Assets during such following calendar year.  The proposed budget will include all reasonably anticipated operating expenses and capital investments (including Protective Advances) anticipated to be incurred in connection with the Collateral Assets during the next calendar year.  A sample Budget showing all of the information to be contained in the Budget or any proposed budget (including information regarding any proposed leasing guidelines) is attached hereto as Schedule 5.13.  When approved in writing by Mezzanine Lender, which approval shall not be unreasonably withheld, such budget and any updates thereof approved by Mezzanine Lender in writing shall be the “Budget” for the year covered by such Budget.  Borrower shall use all commercially reasonable efforts to implement and comply with the Budget.  Any material changes to or material deviations from the Budget by Borrower shall require the prior written consent of Mezzanine Lender, which consent shall not be unreasonably withheld.

(b)           Protective Advances.  Notwithstanding anything to the contrary contained in this Agreement, all Protective Advances, whether (i) paid from Collection Account Funds or (ii) paid by Guarantor or any of its Related Parties using funds other than Collection Account Funds, shall require Mezzanine Lender’s prior written consent in each instance, except only as expressly set forth below:

(i)           During the term of the Mezzanine Loan, Borrower shall have the right to make Protective Advances using Collection Account Funds and without first obtaining Mezzanine Lender’s consent, in an amount that does not, when aggregated with all other outstanding Protective Advances from Collection Account Funds, exceed $2,500,000 provided that, Borrower shall have no right to make any such Protective Advance unless, on and as of the date of such Protective Advance, all required payments pursuant to Section 5.6(c)(i) and Section 5.6(c)(ii) have then been paid.

(ii)           During the term of the Mezzanine Loan, Borrower shall have the right to make Protective Advances using Collection Account Funds in an amount that, when aggregated with all other outstanding Protective Advances from Collection Account Funds, exceeds $2,500,000 but does not exceed $5,000,000 provided that Borrower shall have no right to make any such Protective Advance unless (x) on and as of the date of such Protective Advance, all required payments pursuant to Section 5.6(c)(i) and Section 5.6(c)(ii) have then been paid and (y) Mezzanine Lender shall have approved such Protective Advance in writing, such approval not to be unreasonably withheld.

Mezzanine Lender shall endeavor to respond to any written request for approval of a Protective Advance (the “Initial Request”) within five (5) Business Days after its receipt of such Initial Request, provided that such Initial Request shall include a reasonably detailed description of the Protective Advance, including such information as Mezzanine Lender may reasonably request.  Mezzanine Lender’s failure to respond within such five (5) Business Day period shall be deemed to be Mezzanine Lender’s rejection of such Protective Advance.  Notwithstanding the foregoing, in the event Mezzanine Lender fails to respond within such five (5) Business Day period to an Initial Request for approval of a Protective Advance that (i) is to be made from Collection Account Funds and (ii) when aggregated with all other Protective Advances from Collection Account Funds, will not exceed the $5,000,000, Borrower shall have the right to deliver a second written request for such approval (the “Second Request”).  In the event Mezzanine Lender fails to respond to such Second Request within five (5) Business Days after its receipt of such Second Request, Mezzanine Lender shall be deemed to have consented to the Protective Advance that is the subject of such Initial Request and Second Request.  For clarification, without the prior written consent of Mezzanine Lender, granted or withheld in Mezzanine Lender’s sole discretion, Borrower shall not make any Protective Advance from Collection Account Funds if the amount of such Protective Advance, when aggregated with all other outstanding Protective Advances from Collection Account Funds, would exceed $5,000,000.
5.14           Compliance with ERISA.  Borrower will maintain, and will cause AssetCo and each Senor Borrower, to maintain its respective status as a real estate operating company pursuant to the Department of Labor Regulations Section 2510.3-101, as amended.  Borrower shall deliver to Mezzanine Lender upon request such certifications or other evidence as reasonably requested by Mezzanine Lender from time to time with respect to compliance with this Section.

5.15           Copies of all Notices.  Borrower agrees to deliver to Mezzanine Lender promptly upon receipt thereof copies of any and all material notices and correspondence received by or delivered by Borrower, AssetCo or any Senior Borrower under or in connection with the Senior Loan Documents or the Collateral Asset Loans, including without limitation notices and correspondence from or to any Senior Lender, any Underlying Obligor, any servicer or administrator with respect to any Collateral Asset or Collateral Asset Loan, or any co-lender, participant, sub-participant or other party to a Collateral Asset Co-Lending Document.  Borrower acknowledges and agrees that Mezzanine Lender shall have the right to communicate freely with any and all parties to any of the foregoing as to any matters related in any way to the Collateral Assets, the Collateral Asset Loans, the Mortgaged Properties, Borrower, AssetCo or any Senior Borrower.

5.16           Borrowing.  None of Borrower, AssetCo or any Senior Borrower shall incur any indebtedness for money borrowed other than the Note and the indebtedness under the Senior Loan Documents, or enter into any leases as lessee of real or personal property except leases of personal property specifically authorized in the Budget.  None of Borrower, AssetCo or any Senior Borrower shall guarantee, endorse or otherwise become directly or contingently liable for any indebtedness of any other person or entity except for the Senior Loan Guaranties and guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

5.17           Estoppel Certificates.  Within ten (10) days after a request by Mezzanine Lender, Borrower shall furnish Mezzanine Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the outstanding balance of the Mezzanine Loan; (ii) the unpaid principal amount of the Mezzanine Loan; (iii) the rate of interest of the Mezzanine Loan; (iv) the terms of payment and maturity date of the Mezzanine Loan; (v) the date installments of interest and/or principal were last paid; (vi) that, except as provided in such statement, there are no defaults or events which, with the passage of time or the giving of notice or both, would constitute an Event of Default under any Mezzanine Loan Documents, (vii) that each Mezzanine Loan Document has not been modified or if modified, giving particulars of such modification, (viii) whether or not, to the certifying party’s knowledge, any offsets or defenses exist against the obligations evidenced by the Mezzanine Loan and, if any are alleged to exist, a detailed description thereof, and (ix) such other matters related to Borrower, AssetCo, the Senior Borrowers, the Senior Loan, the Collateral Assets or the Mortgaged Properties as Mezzanine Lender may reasonably request.

5.18           Mezzanine Lender’s Right to Cure and Expenses.  Mezzanine Lender shall be entitled, but not obligated, to cure any failure of Borrower, AssetCo or any Senior Borrower to perform its obligations under any Mezzanine Loan Document or Senior Loan Document (and upon notice to Borrower shall be entitled to do so prior to the expiration of any cure periods then available to Borrower or Senior Borrower) without in any way releasing Borrower, and to commence, intervene in or otherwise participate in any legal or equitable proceeding which, in the Mezzanine Lender’s sole judgment, affects the Collateral Assets, any Mortgaged Property, any rights created by this Agreement or any obligation secured hereby.  If Mezzanine Lender shall become involved in any action or course of conduct with respect to the Note, any of the Mezzanine Loan Documents, any of the Senior Loan Documents, any of the Material Contracts, the Mortgaged Property or any security for the debt or obligations secured hereby in order to protect its interest therein or cure any default of Borrower hereunder or thereunder, to protect or enforce any of its rights hereunder, or to otherwise recover any indebtedness owed to Mezzanine Lender, Borrower shall, on demand, reimburse Mezzanine Lender for all charges, costs and expenses incurred and expenditures made by or on behalf of Mezzanine Lender in connection therewith, including, without limitation, reasonable attorneys’ fees and disbursements, together with interest thereon from the date payment is requested until paid at an interest rate equal to the Default Rate.  All such sums shall be paid by Borrower upon demand, together with the interest thereon.  Borrower expressly agrees that Mezzanine Lender shall not have acquired or assumed liability or responsibility for the performance of any obligations of Borrower or any Senior Borrower or of any other party by virtue of exercising such cure rights.

5.19           Additional Rights Upon Event of Default.  After an Event of Default under any Mezzanine Loan Document, Borrower shall timely comply with any and all written directions of Mezzanine Lender with respect to any and all aspects of the business of Borrower, including, without limitation, all activities and operations of the Borrower related in any way to the Collateral Assets, the Mortgaged Property, the Senior Loan Documents, any litigation relating to any of the foregoing, any proceeding under the Federal Bankruptcy Code, and any action or proceeding under state law designed to stay, adjust or coordinate the enforcement of rights of creditors of Borrower, AssetCo or any Senior Borrower.  In such event, if requested by Mezzanine Lender, Borrower shall (i) hire or fire servicers, employees, consultants and other agents and determine and modify the terms of engagement of any of them, whether or not engaged prior to any Event of Default, (ii) commence, defend or settle litigation relating to rights or obligations of Borrower, (iii) pay, not pay (other than amounts then due and payable), refinance or amend the Senior Loan as designated by Mezzanine Lender, (iv) commence, defend or settle any proceeding under the Federal Bankruptcy Code and any action or proceeding under state law designed to stay, adjust or coordinate the enforcement of rights of creditors of Borrower, AssetCo or any Senior Borrower, and (v) take such action in any such proceedings, including the filing of a plan of reorganization, as Mezzanine Lender may request.  The preceding list is intended to illustrate the types of actions Borrower may be required to take, and not intended to limit in any way the more general requirement of the first sentence of this Section 5.19.  Any action taken by Mezzanine Lender under this Section 5.19 may be taken in such manner as Mezzanine Lender may deem appropriate, solely with a view to assuring payment of the Note.  Notwithstanding anything to the contrary contained herein, in no event shall Borrower be obligated to comply with any instructions of Mezzanine Lender which would require Senior Borrower to breach any terms of the Senior Loan Documents or violate any applicable laws

5.20           Permitted Refinancing.  Notwithstanding anything to the contrary contained herein, including without limitations the provisions hereof permitting or contemplating prepayment of the Mezzanine Loan and/or the Senior Loans, Borrower shall not enter into, and shall not permit or suffer AssetCo or any Senior Borrower to enter into, any refinancing of the Mezzanine Loan or any or all of the Senior Loans, whether by means of new debt (mortgage or mezzanine, or pursuant to a repurchase facility) or preferred equity financing, except for a Permitted Financing.

6.             Event of Default.

6.1           Event of Default.  “Event of Default” means the occurrence of any one or more of the following events:

(a)           Borrower fails to pay, within five (5) days following the due date thereof, any installment of Current Pay Interest on the Note, or Borrower fails to pay the Note in full on or before the Maturity Date;

(b)           Borrower or any other Loan Party fails to pay within five (5) days following written notice from Mezzanine Lender any amounts due hereunder or under any of the other Mezzanine Loan Documents, other than amounts described in clause (a); or

(c)           Any representation or warranty contained in this Agreement or any other Mezzanine Loan Document or otherwise made in writing in connection with or as contemplated by this Agreement, including, but not limited to any report, certificate, financial statement or other document furnished to Mezzanine Lender, shall be incorrect or false or misleading in any material respect as to the period of time to which it relates; or

(d)           Any failure by Borrower to strictly comply with the provisions of any of the last two (2) sentences of Section 4.1(a) or Sections 4.10(f), 5.2, 5.5, 5.7, 5.12, 5.14 or 5.17; or

(e)           Except as expressly permitted pursuant to Section 5.5:  (a) any change in direct or indirect beneficial ownership of CTLH, CT Manager, REIT Holdings, Borrower, AssetCo or any Senior Borrower, or the mortgaging, pledging or hypothecation of any such interest, (b) if either Borrower or AssetCo shall transfer, permit the transfer of, suffer the transfer of or enter into any agreement to transfer any Unencumbered Collateral Assets or the Collateral Asset Loan Documents relating thereto or any portion thereof or interest therein, and/or (c) if any of Borrower, AssetCo or any Senior Borrower shall transfer, permit the transfer of, suffer the transfer of or enter into any agreement to transfer any Senior Loan Collateral Asset or the Collateral Asset Loan Documents relating thereto or any portion thereof or interest therein; or

(f)           Any Event of Default exists under any other Mezzanine Loan Documents; or

(g)          Any representation to Mezzanine Lender by Borrower or any other Loan Party as to the financial condition or credit standing of Borrower or any other Loan Party, or any financial statement provided to Mezzanine Lender pursuant to any Loan Document, is or proves to be false or misleading in any material respect; or

(h)          Except for Permitted Transfers, any interest in Borrower, or the Mezzanine Loan Collateral, is sold, conveyed, transferred, assigned, disposed of or further encumbered, either directly or indirectly, or any agreement for any of the foregoing is entered into; or

(i)           Any order or decree is entered by any court of competent jurisdiction directly or indirectly enjoining or prohibiting Mezzanine Lender, Borrower or any other Loan Party from performing any of their obligations under the Mezzanine Loan Documents or the Transaction Documents; or

(j)           (1) Borrower or any other Loan Party makes an assignment for the benefit of creditors; or petitions or applies to any court for the appointment of a trustee or receiver for itself or for any part of its assets or for the Mortgaged Property or any portion thereof, or commences any proceeding under any bankruptcy, insolvency, readjustment of debt or reorganization statute or law of any jurisdiction, whether now or hereafter in effect; or (2) if any such petition or application is filed or any such proceedings are commenced, and Borrower or any other Loan Party by any act indicates any approval thereof, consent thereof, or acquiescence therein; or (3) an order is entered by any third party appointing any such trustee or receiver, or adjudicating Borrower or any other Loan Party bankrupt or insolvent, or approving the petition in any such proceeding and same is not vacated or dismissed within ninety (90) days of its filing; or (4) if any petition or application for any such proceeding or for the appointment of a trustee or receiver is filed by any third party against Borrower or any other Loan Party or their respective assets or the Mortgaged Property, or any portion thereof, and same is not vacated or dismissed within ninety (90) days of its filing; or

(k)           Borrower or any other Loan Party fails to comply with, keep or perform any of its other obligations, agreements, undertakings, covenants, conditions or warranties under (i) this Agreement, (ii) any other Mezzanine Loan Document, or (iii) any other document or instrument executed and delivered to Mezzanine Lender by Borrower or any other Loan Party pursuant to this Agreement, and such failure continues for a period of thirty (30) days after written notice thereof by Mezzanine Lender to Borrower; or such longer time (not to exceed ninety (90) days in the aggregate) as may reasonably be required by Borrower in order to cure such default provided Borrower has commenced all action reasonably necessary to cure same within said initial 30 day period and thereafter diligently pursues the cure of said default; or

(l)           the failure of Borrower, AssetCo or any Senior Borrower to observe or perform any agreement, covenant or obligation of it contained in any Senior Loan Document, which failure continues beyond the expiration of any applicable notice and grace period available thereunder to Borrower, AssetCo or any Senior Borrower if one is provided; or

(m)         any of the Mezzanine Loan Documents ceases to be in full force and effect (other than as a result of termination pursuant to its terms) or such Mezzanine Loan Document or any of its material provisions is declared null and void or otherwise becomes unenforceable in accordance with its terms; or

(n)          the occurrence of an event or circumstance which, in the absence of the Intercreditor Agreement, would permit Senior Lender to accelerate or demand payment of the indebtedness owing, to withhold future advances, or to exercise any other remedies under any Senior Loan Document; or

(o)          the occurrence of any event which triggers any cure right of Mezzanine Lender under the Intercreditor Agreement (in effect as of the date hereof, as such Intercreditor Agreement may hereafter be amended or modified with the approval of Borrower, it being acknowledged that Borrower shall have no right or obligation to approve any such amendments or modifications); or

(p)          a CT Change of Control occurs; or

(q)          Borrower, AssetCo or any Senior Borrower fails to be a Single Purpose Entity or engages in any conduct, whether by action or omission, that would cause any of the assumptions in the Non-Consolidation Opinion to be untrue; or

(r)           any federal tax lien is filed, or any judgment in excess of $1,000,000.00 is entered, against Borrower, AssetCo or any Senior Borrower and is not vacated or discharged of record, whether by payment, bonding or otherwise, within thirty (30) days after the same is filed or entered; or

(s)           the occurrence of an event or circumstance which would permit Senior Credit Holders and/or JSN Holders to accelerate or demand payment of the indebtedness owing, or to exercise any other remedies under, any Senior Credit Stock Secured Note and/or any JSN Stock Secured Note, as applicable; or

(t)           Borrower, AssetCo or any Senior Borrower makes or permits any distribution or application of Net Liquidation Proceeds or Non-Liquidation Income in any  manner other than in strict compliance with Sections 2.5 and 5.6 of this Agreement, and/or the Cash Management Agreement, as applicable.

6.2           Mezzanine Lender’s Remedies.  If an Event of Default shall occur, Mezzanine Lender shall have all rights and remedies available to it or for its benefit under the Pledge Agreement and the other Mezzanine Loan Documents and otherwise at law and in equity, including without limitation the termination by Mezzanine Lender of Borrower’s right to draw funds from the Property Account.

6.3           Notice and Cure.  The foregoing Section 6.1(l) shall not be deemed to entitle Borrower or any other Loan Party to notice and an opportunity to cure any default under any Senior Loan Document, for which the applicable notice and grace period provided therein, if any, has expired.

7.           Miscellaneous.

7.1           Indemnification.  Borrower agrees, unconditionally and irrevocably, without limitation as to time, subject to the terms of this Section below, to indemnify and hold harmless Mezzanine Lender, its members, and the advisors, employees, officers, directors, and agents of Mezzanine Lender and of its members (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, costs and expenses including, without limitation, the costs of preparation and reasonable attorneys’ fees and disbursements and expenses of investigation (collectively, “Losses”) incurred or suffered by an Indemnified Party (i) in connection with or arising out of any breach of any warranty, or the inaccuracy of any representation made by Borrower or any other Loan Party or the failure of Borrower or any other Loan Party to fulfill any of its respective agreements, covenants or conditions contained in this Agreement or in any of the other Mezzanine Loan Documents, including, without limitation, any and all enforcement costs or expenses, or (ii) in connection with any proceeding against Borrower or Mezzanine Lender brought by any third party arising out of or in connection with this Agreement or the other Mezzanine Loan Documents or the Transaction Documents or the transactions contemplated hereby or thereby or any action taken in connection herewith or therewith, whether or not the transactions contemplated by this Agreement are consummated and whether or not any Indemnified Party is a formal party to any proceeding.  Borrower agrees promptly to reimburse any Indemnified Party for all such Losses as they are incurred or suffered by such Indemnified Party.

7.2           Notice of Indemnification.  If any Indemnified Party is entitled to indemnification hereunder, such Indemnified Party shall give prompt notice to Borrower of any claim or of the commencement of any proceeding against Borrower or any Indemnified Party brought by any third party with respect to which such Indemnified Party seeks indemnification pursuant hereto.  The failure to so notify Borrower shall not relieve Borrower from any obligation or liability unless Borrower is prejudiced thereby.  The Indemnified Party shall not unreasonably withhold or delay its consent to a settlement of any claim or proceeding proposed by Borrower so long as such settlement includes a release, in form and substance satisfactory to the Indemnified Parties, from all liability in respect of such claim, litigation or proceeding, such settlement does not require the admission of liability or impose any other obligations on the Indemnified Party and the Borrower pays all amounts required to accomplish such settlement and all the expense of the Indemnified Parties in connection with the claim and any related proceeding.

7.3           Costs.  In addition to any other obligations of Borrower to indemnify the Mezzanine Lender herein or pursuant to any of the other Mezzanine Loan Documents, Borrower will pay, and will save the Mezzanine Lender harmless from liability for the payment of, all costs and expenses incurred and arising in connection with negotiation, documentation, entering into, and enforcing transactions contemplated hereby or by any of the other Mezzanine Loan Documents and any subsequent proposal, modification, waiver or consent with respect thereto, including, without limitation:  all document production and duplication charges and the reasonable fees, charges and expenses of Mezzanine Lender’s counsel in connection with the transactions contemplated hereby or any of the other Mezzanine Loan Documents and any subsequent proposed modification of, or proposed waiver or consent under, this Agreement or any of the other Mezzanine Loan Documents, whether or not such proposed modification shall be effected or proposed waiver or consent granted.

7.4           Survival of Covenants, Representations and Warranties; Severability.  All covenants, representations and warranties contained in this Agreement or the other Mezzanine Loan Documents or made in writing by or on behalf of CT Manager, CTLH, REIT Holdings, Borrower, AssetCo or any Senior Borrower in connection with the transactions contemplated by this Agreement or the other Mezzanine Loan Documents shall survive until the Mezzanine Loan has been repaid in full.  All statements contained in any certificate or other instrument delivered to the Mezzanine Lender by or on behalf of the Borrower or any other Loan Party pursuant to any Mezzanine Loan Document shall be deemed representations and warranties of the Borrower as if made by Borrower under this Agreement.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

7.5           Amendment and Waiver.  This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, only in a writing signed by Mezzanine Lender and Borrower.  This Agreement and the other Mezzanine Loan Documents contain the entire agreement and understanding between Mezzanine Lender, Borrower and Guarantor.

7.6           Notices, Etc.  Any notice, demand or other communication under this Note shall be in writing and shall be deemed delivered on the earlier to occur of (i) receipt or (ii) the date of delivery, refusal or non-delivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, or if sent via a recognized commercial courier service providing for a receipt, addressed to the party to receive the same at the address of such party set forth below.

If to the Mezzanine Lender:
c/o Five Mile Capital Partners, LLC
Three Stamford Plaza
301 Tresser Boulevard, 12th Floor
Stamford, Connecticut 06901
Attn:  James G. Glasgow
Facsimile:  203.905.0954
E-mail: jglasgow@fivemilecapital.com

with a copy to:	Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, New York 10018 Attn: Ross D. Gillman, Esq. Facsimile: 212.355.3333 E-mail: rgillman@goodwinprocter.com
If to Borrower:	c/o Capital Trust, Inc. 410 Park Avenue New York, New York 10022 Attn: Geoffrey G. Jervis Facsimile: 212.655.0044 E-mail: gjervis@capitaltrust.com
with a copy to:	Paul, Hastings, Janofsky & Walker LLP 75 East 55th Street New York, New York 10022 Attn: Michael Zuppone, Esq. Facsimile: 212.230.7752 E-mail: michaelzuppone@paulhastings.com

Any party may, from time to time, change the address at which such written notices, demands or other communications are to be sent by giving the other party written notice of such change addressed in the manner hereinabove provided.

7.7           Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of all parties originally benefited thereby.  The terms and provisions of this Agreement and the other Mezzanine Loan Documents shall inure to the benefit of and shall be binding upon any assignee or transferee of the Mezzanine Lender, and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Mezzanine Lender shall automatically extend to and be vested in, and become an obligation of, such transferee or assignee, all subject to the terms and conditions hereof.  In connection therewith, any such transferee or assignee may disclose all documents and information which such transferee or assignee now or hereafter may have relating to the Note, this Agreement, the other Mezzanine Loan Documents, the Mortgaged Property, the Borrower or the other Loan Parties or any of the business of any of the foregoing entities.  Provided that no Event of Default shall then have occurred, Mezzanine Lender shall, prior to the disclosure by Mezzanine Lender of any material documents and information by Mezzanine Lender to any prospective assignee, transferee or participant, cause such prospective assignee, transferee or participant to execute and deliver a reasonably customary non-disclosure agreement (each, a “Non-Disclosure Agreement”).

7.8           Descriptive Headings; Interpretation.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.  References to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.  References to an “Article” or “Section” are, unless otherwise specified, to an “Article” or “Section” of this Agreement, as the case may be.

7.9           Satisfaction Requirement.  If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be approved by or satisfactory to the Mezzanine Lender, except as otherwise explicitly provided herein, the determination of such approval or satisfaction shall be made by the Mezzanine Lender, as the case may be, in the sole and absolute direction of the Person or Persons making such determination.

7.10           Governing Law.  This Agreement and the Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York without regard to principles of conflict of law.

7.11           Service of Process.  Each of the Borrower, AssetCo and each Senior Borrower (i) irrevocably submits itself or himself, as the case may be, to the jurisdiction of the courts of the State of New York in the City of New York, Borough of Manhattan, and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, the Note, the other Mezzanine Loan Documents or the subject matter hereof or thereof brought by the Mezzanine Lender, (ii) waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court, and (iii) consents to service of process by registered mail at the address to which notices are to be given if personal service is not with the exercise of reasonable efforts possible.  Final judgment beyond applicable appeal rights against any of the Borrower, AssetCo or any Senior Borrower in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Borrower, AssetCo or any Senior Borrower therein described or in any other manner provided by or pursuant to the laws of such other jurisdiction.  The Mezzanine Lender may, at its option, bring suit or institute other judicial proceedings against the Borrower, AssetCo or any Senior Borrower or the assets of the Borrower, AssetCo or any Senior Borrower in any state or federal court of the United States or in any country or place where the Borrower or any Principal or such assets may be found.

7.12           Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

7.13           Interpretation.  Notwithstanding that this Agreement was initially prepared by Mezzanine Lender’s Counsel, this Agreement has been reviewed and negotiated by competent counsel on behalf of the Borrower and the other Loan Parties, and all parties to this Agreement hereby agree that no portion of this Agreement nor this Agreement as a whole shall be construed against the Mezzanine Lender solely as a result of this Agreement having been so prepared.  Whenever used, the singular number shall include the plural, the plural the singular and the words “Mezzanine Lender” and “Borrower” shall include their respective successors, assigns, heirs, executors and administrators.

7.14           Waiver of Jury Trial.  Each of the parties hereby waives trial by jury in any litigation, suit or proceeding between them in any court with respect to, in connection with, or arising out of this Agreement, the Note, any other Mezzanine Loan Document, any Senior Loan Document, any Transaction Document or the validity, protection, interpretation, collection or enforcement thereof.

7.15           Execution and Binding Effect.  Upon and not until execution of this Agreement by the Borrower, on the one hand, and the Mezzanine Lender on the other, this Agreement shall be binding upon and enforceable against the Borrower and the Mezzanine Lender, respectively.

7.16           Publicity.  Without the other parties’ approval, neither Borrower, Guarantor nor Mezzanine Lender, nor their respective Affiliates, will issue any press release or otherwise make any public announcement naming the other parties or their Affiliates indicating its or their involvement with this Agreement or any other Transaction Document.  Notwithstanding the foregoing, any party shall be permitted to make public announcements that are required by law or any applicable governmental regulatory body as it relates to such party, as the case may be.

7.17           No Partnership or Joint Venture.  As set forth in that certain Borrower’s Affidavit delivered by Borrower to Mezzanine Lender as of the date hereof, neither anything contained herein, in the Borrower’s Charter Documents, nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Borrower and the Mezzanine Lender.  The Borrower is not a partner of the Mezzanine Lender or a representative of the Mezzanine Lender, and nothing in this Agreement or in the Borrower’s Charter Documents shall be construed to make the Mezzanine Lender liable to Borrower, any other Loan Party or any Third Party for debts or claims accruing against the Borrower.

7.18	Omitted.

7.19	Assignment and Participation.

(a)           Borrower may not sell, assign or transfer any interest in the Mezzanine Loan Documents or any portion thereof (including Borrower’s rights, title, interests, remedies, powers and duties hereunder and thereunder).

(b)           Mezzanine Lender and each assignee of all or a portion of the Mezzanine Loan shall have the right from time to time in its discretion to consummate an Assignment and/or a Participation.  In connection with any proposed Assignment and/or Participation, Mezzanine Lender and each applicable assignee shall cause the applicable prospective assignee and/or participant to execute and deliver a Non-Disclosure Agreement as and to the extent set forth in Section 7.7.  Borrower agrees to reasonably cooperate with Mezzanine Lender, at Mezzanine Lender’s request, in order to effectuate such Assignment or Participation, provided that no such Assignment or Participation shall materially increase Borrower’s obligations or materially decrease Borrower’s rights under the Mezzanine Loan Documents and Mezzanine Lender shall reimburse Borrower for Borrower’s reasonable costs and expenses incurred in connection with any componentization.  In the case of an Assignment, (i) each assignee shall have, to the extent of such Assignment, the rights, benefits and obligations of the assigning Mezzanine Lender as a “Mezzanine Lender” hereunder and under the other Mezzanine Loan Documents, (ii) the assigning Mezzanine Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to an Assignment, relinquish its rights and be released from its obligations under this Agreement, and (iii) one Mezzanine Lender (the “Authorized Lender”) shall serve as agent for all Mezzanine Lenders and shall be the sole Mezzanine Lender to whom notices, requests and other communications shall be addressed and the sole party authorized to grant or withhold consents hereunder on behalf of the Mezzanine Lenders, to receive such notices, requests and other communications and/or to grant or withhold consents, as the case may be) and to be the sole Mezzanine Lender to designate the account to which payments shall be made by Borrower to the Mezzanine Lenders hereunder.  Unless an Event of Default shall then have occurred, (i) the terms of any Assignment or Participation hereunder shall provide that, prior to the occurrence of an Event of Default, no assignee or participant shall have any right or authority to participate in any decision involving the granting or withholding of consent by the Mezzanine Lender(s) hereunder and (ii) the Authorized Lender shall be controlled, managed or advised by Five Mile Capital Partners LLC (“FMC”) or any entity that acquires or succeeds to all or substantially all of FMC’s businesses), either pursuant to such Authorized Lender’s (or its direct or indirect control party’s) Charter Documents or pursuant to a written agreement.

(c)           Mezzanine Lender shall maintain or cause to be maintained, as agent for Borrower, a register (the “Register”) at c/o Five Mile Capital Partners, Three Stamford Plaza, 301 Tresser Boulevard, 12th Floor, Stamford, CT 06901, or such other address as it shall notify Borrower in writing, on which it shall enter the name or names and address or addresses, and principal and interest owing to each of the registered owner or owners from time to time of the Notes.  The Person in whose name a Note is so registered shall be deemed and treated as the sole owner thereof for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any assignee of Mezzanine Lender at any reasonable time and from time to time upon reasonable prior notice.  Notwithstanding anything to the contrary in this Agreement, no transfer of a direct interest in a Note or portion thereof shall be effective unless it has been recorded in the Register pursuant to this Section 7.19(c).  In the event that Mezzanine Lender (or its assignee) consummates a Participation pursuant to Section 7.19(b), Mezzanine Lender shall maintain with respect to such participation, acting for this purpose as agent for Borrower, a register comparable to the Register (the “Participant Register”).  Interests in the rights and/or obligations of Mezzanine Lender (or its assignee) under this Agreement may be participated in whole or in part only by registration of such participation on such Participant Register.  If requested by the Borrower, Mezzanine Lender shall make the Participant Register available to Borrower upon either (i) the exercise by a participant of remedies hereunder or (ii) a request for the Participant Register by the United States Internal Revenue Service.  The foregoing language is intended to cause the Mezzanine Loan to be in “registered form” as defined in Treasury Regulations Sections 5f.103-1(c) and 1.871-14(c) and shall be interpreted and applied consistently therewith.  Borrower agrees that upon effectiveness of any Assignment of any Note in part, Borrower will promptly provide to the assignor and the assignee separate promissory notes in the amount of their respective interests (but, if applicable, with a notation thereon that it is given in substitution for and replacement of an original Note or any replacement thereof), and otherwise in the form of such Note.  Each potential assignee and potential participant (until it becomes clear that such potential assignee or potential participant is not to become an actual assignee or participant), and each actual assignee and participant shall be entitled to receive all information received by Mezzanine Lender under this Agreement.  After the effectiveness of any Assignment, the party conveying the Assignment shall provide notice to Borrower and each Mezzanine Lender of the identity and address of the assignee.  Notwithstanding anything in this Agreement to the contrary, after an Assignment, the assigning Mezzanine Lender (in addition to the assignee) shall continue to have the benefits of any indemnifications contained in this Agreement which such assigning Mezzanine Lender had prior to such assignment with respect to matters occurring prior to the date of such assignment.

(d)           Borrower covenants and agrees to cooperate with Mezzanine Lender in effecting any Assignment or Participation, provided that except for any of Borrower’s own counsel fees, Borrower shall not be obligated to incur any costs or expenses to provide such cooperation.

(e)           If, pursuant to this Section 7.19, any interest in this Agreement or any Note is transferred to any transferee that is not a U.S. Person, the transferor Mezzanine Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to furnish to the transferor Mezzanine Lender either Form W-8BEN or Form W-8ECI or any other form in order to establish an exemption from, or reduction in the rate of, U.S. withholding tax on all interest payments hereunder, and (ii) to agree (for the benefit of Mezzanine Lender and Borrower) to provide the transferor Mezzanine Lender a new Form W-8BEN or Form W-8ECI or any forms reasonably requested in order to establish an exemption from, or reduction in the rate of, U.S. withholding tax upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

7.20         Remedies of Borrower.  If a claim is made that Mezzanine Lender or its agents have unreasonably delayed acting or acted unreasonably in any case where by law or under this Agreement, the Note, the Mortgage or the other Loan Documents, any of such Persons has an obligation to act promptly or reasonably, Borrower agrees that no such Person shall be liable for any monetary damages, and Borrower’s sole remedy shall be limited to commencing an action seeking specific performance, injunctive relief and/or declaratory judgment.

7.21         Discussions with Senior Lender.  In connection with the exercise of its rights set forth in the Mezzanine Loan Documents, Mezzanine Lender shall have the right at any time to discuss the Collateral Assets, the Collateral Asset Loans, the Mortgaged Properties, the Senior Loan, the Mezzanine Loan or any other matter directly with Senior Lender or Senior Lender’s consultants, agents or representatives without notice or permission from Borrower, AssetCo or any Senior Borrower, nor shall Mezzanine Lender have any obligation to disclose such discussions or the contents thereof with Borrower, AssetCo or any Senior Borrower.

7.22         Independent Approval Rights.  If any action, proposed action or other decision is consented to or approved by Senior Lender, such consent or approval shall not be binding or controlling on Mezzanine Lender.  Borrower hereby acknowledges and agrees that (i) the risks of Senior Lenders in making the Senior Loans are different from the risks of Mezzanine Lender in making the Loan, (ii) in determining whether to grant, deny, withhold or condition any requested consent or approval any Senior Lender and Mezzanine Lender may reasonably reach different conclusions, and (iii) Mezzanine Lender has an absolute independent right to grant, deny, withhold or condition any requested consent or approval based on its own point of view (but subject to the duty to act reasonably and in good faith, as may be expressly set forth in this Agreement).  Further, the denial by Mezzanine Lender of a requested consent or approval shall not create any liability or other obligation of Mezzanine Lender if the denial of such consent or approval results directly or indirectly in a default under any Senior Loan, and Borrower hereby waives any claim of liability against Mezzanine Lender arising from any such denial.

7.23         Certain Investments by Mezzanine Lender and its Affiliates.  Mezzanine Lender may  not, and shall not permit or suffer its Affiliates to, own or control any debt investments, including without limitations mortgage loans, mezzanine loans, senior or subordinated notes comprising mortgage or mezzanine loans, and participations and sub-participations in any of the foregoing, that are secured, directly or indirectly, by the Mortgaged Properties that constitute the underlying real estate collateral for the Collateral Assets listed on Schedule 7.23 (the “Restricted Collateral Assets”), unless each of the following conditions is satisfied with respect to such investment:  (a) Mezzanine Lender waives any consent or approval rights under this Agreement, the other Mezzanine Loan Documents and/or the Intercreditor Agreements as they pertain to the Restricted Collateral Asset; and (b) either (i) as a result of such investment, Mezzanine Lender or its Affiliate does not control a class of interests that is senior to, or pari passu with, the Restricted Collateral Asset; or (ii) the investment is in or derives value from a class of interests that is junior to the Restricted Collateral Asset; or (iii) the investment is in CMBS or a similar securitized derivative or financial product, other than in the directing or controlling class with respect thereto, or a class likely to become the directing or controlling class with respect thereto over time; provided that the foregoing covenant of Mezzanine Lender shall terminate with respect to each Restricted Collateral Asset upon the earlier to occur of (a) payment in full of the Mezzanine Loan, or (b) the applicable Collateral Asset Holder’s sale, transfer, assignment, conveyance or other disposition of, or acceptance of payment (including, if applicable, a discounted pay-off) in final satisfaction of, such Restricted Collateral Asset.  Notwithstanding the foregoing, in no event shall Mezzanine Lender be prohibited from owning, or from exercising control rights or any other rights or remedies with respect to, (1) any debtor-in-possession financing extended to the Underlying Obligor with respect to the Collateral Asset identified on Schedule A-3 as “CNL MSREF Hotel Portfolio”, (2) any investment acquired by Mezzanine Lender or its Affiliates pursuant to Section 7.24 below; and/or (3) any investments that are not listed on Schedule 7.23, including without limitation, the investments listed on Schedule 7.23-A.

7.24         Further Investment in Collateral Assets.  In the event that any Loan Party identifies an opportunity to invest additional capital in any Collateral Asset (other than a Protective Advance, which shall be permitted, if at all, in accordance with Section 5.13(b) herein), including without limitation in connection with any loan workout or restructuring, Borrower shall so notify Mezzanine Lender, which notice shall include the basic economic terms on which such capital would be invested.  No Loan Party (or any Affiliate of a Loan Party) shall make any such investment without Mezzanine Lender’s prior written consent, which shall not be unreasonably withheld so long as such investment would not result in a Material Adverse Change, and shall not be made, in any event by REIT Holdings, Borrower, AssetCo or any Senior Borrower.  In the event that the Loan Party elects not to pursue such investment, such Loan Party shall offer to Mezzanine Lender the opportunity to do so prior to offering such opportunity to any other party.

7.25         Tax Treatment of Funding Fee and Certain Payments to Mezzanine Lender.  The parties shall treat the Funding Fee and any other payments made to Mezzanine Lender on the Closing Date described in Section 3.1(n) as a reduction of the issue price of the Mezzanine Loan under Treasury Regulations Section 1.1273-2(g)(2) for all tax purposes and shall file all tax returns and take all tax positions consistent with the foregoing.

7.26	Indemnified Taxes.

(a)           All payments made by Borrower hereunder shall be made free and clear of, and without reduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (“Indemnified Taxes”), excluding (i) taxes measured by the Mezzanine Lender’s (or its assignee’s) income, and franchise taxes imposed on it, by the jurisdiction under the laws of which Mezzanine Lender (or its assignee) is resident, or organized or any political subdivision thereof, or by the jurisdiction of Mezzanine Lender’s (or its assignee’s) applicable lending office, or (ii) withholding taxes imposed by the United States of America, any state, commonwealth, protectorate territory or any political subdivision or taxing authority thereof or therein as a result of the failure of Mezzanine Lender (or its assignee) to comply with the terms of paragraph (b) below, provided, however, that if Mezzanine Lender is otherwise exempt from or subject to a reduced rate of withholding tax and becomes subject to taxes or additional taxes, as applicable, because of its failure to deliver a form required in paragraph (b) below, Borrower shall take such steps as Mezzanine Lender shall reasonably request to assist Mezzanine Lender to recover such taxes.  Whenever any non-excluded Indemnified Tax is payable pursuant to applicable law by Borrower, Borrower shall send to Mezzanine Lender an original official receipt showing payment of such non-excluded Indemnified Tax or other evidence of payment reasonably satisfactory to Mezzanine Lender.  Borrower hereby indemnifies Mezzanine Lender for any incremental taxes, interest or penalties that may become payable by Mezzanine Lender which may result from any failure by Borrower to pay any such non-excluded Indemnified Tax when due to the appropriate taxing authority or any failure by Borrower to remit to Mezzanine Lender the required receipts or other required documentary evidence.  Notwithstanding the foregoing, if after the date of this Agreement, there is any change in applicable law (or in the application and/or administration of existing law by any Governmental Authority) such that compliance by Mezzanine Lender (or by any applicable transferee as contemplated in Section 7.19(e)) with the terms of paragraph (b) below is no longer effective to avoid the payment by Borrower of the withholding taxes referenced above that are imposed by the United States of America, any state, commonwealth, protectorate territory or any political subdivision or taxing authority thereof or therein, provided that Borrower pays such withholding taxes and sends Mezzanine Lender an original official receipt showing payment of the same or other evidence of payment reasonably satisfactory to Mezzanine Lender, such amounts shall, from and after such date, not be included or constitute Indemnified Taxes hereunder and Borrower shall have no obligation to separately remit the amount of such withholding taxes to Mezzanine Lender hereunder.

(b)           Mezzanine Lender (and any assignees) agrees that, prior to the first date on which any payment is due such entity hereunder, it will deliver to Borrower two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or W-9 or successor applicable form, as the case may be, certifying in each case that such entity is entitled to receive payments under the Note, without deduction or withholding of any United States federal income taxes; in addition, in the case of a Mezzanine Lender  (or assignee) that is not a U.S. person within the meaning of Section 7701(a)(30) of the Code (a “Foreign Mezzanine Lender”), and that is claiming exemption from the withholding of U.S. federal income tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” a certificate to the effect that such Foreign Mezzanine Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code (which, in the case of a Foreign Mezzanine Lender that is a partnership for U.S. federal income tax purposes, shall be determined at the partner level in accordance with Treasury Regulations Section 1.871-14(g)), or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.  Each entity required to deliver to Borrower any certificate, a Form W-8BEN or W-8ECI or W-9 pursuant to the preceding sentence further undertakes to deliver to Borrower two further copies of such forms, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires (which, in the case of the Form W-8ECI, is the last day of each U.S. taxable year of the non-U.S. entity) or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and such other extensions or renewals thereof as may reasonably be requested by Borrower, certifying in the case of a Form W-8BEN or W-8ECI that such entity is entitled to receive payments under the Note without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, applicable law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such entity from duly completing and delivering any such form with respect to it and such entity advises Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax and in the case of a Form W-9, establishing an exemption from United States backup withholding.

7.27           Allocation for Tax Purposes.  For U.S. federal income tax purposes, the Borrower and Mezzanine Lender agree that (i) the Mezzanine Loan and the equity in REIT Holdings that will be granted to an affiliate of Mezzanine Lender are part of an investment unit within the meaning of Section 1273(c)(2) of the Code and (ii) that the issue price of the Mezzanine Loan under Section 1273 of the Code is $72,176,277.33 and that the issue price of the equity in REIT Holdings is $10,823,722.67.  Borrower and Mezzanine Lender shall file all tax returns consistent with the foregoing and shall take no tax position inconsistent with the foregoing.

7.28           Tax Treatment of the Mezzanine Loan.  Borrower and Mezzanine Lender agree that the Mezzanine Loan is intended to be debt for U.S. federal, state and local income and franchise tax purposes and agree to treat the Mezzanine Loan accordingly for all such purposes, unless otherwise required by a taxing authority.

7.29           U.S. Federal Income Tax Reporting.  Borrower and Mezzanine Lender agree that for U.S. federal income tax purposes: (a) the Mezzanine Loan does not provide for contingent payments and is not subject to Treasury Regulations Section 1.1275-4, and (ii) the original issue discount calculations shall be made assuming that the Mezzanine Loan will be repaid on the Maturity Date under Treasury Regulations Section 1.1272-1(c)(5).

 [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as an instrument under seal as of the date and year first above written.

BORROWER: CT Legacy REIT Mezz Borrower, Inc., a Maryland corporation By: /s/ Geoffrey G. Jervis Name: Geoffrey G. Jervis Title: Chief Financial Officer

MEZZANINE LENDER:

Five Mile Capital II CT Mezz SPE LLC,
a Delaware limited liability company

By: Five Mile Capital II Equity Pooling LLC,
a Delaware limited liability company, its sole member

By: Five Mile Capital Partners LLC,
a Delaware limited liability company,
its manager

By: /s/ Scott Leitman
Name: Scott Leitman
Title: Managing Director

SCHEDULE 1
(Initial Unencumbered Collateral Assets)

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

8.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1-A
(Designated Value of Selected Assets for Current Distribution Purposes)

a.  [***]
b.  [***]
c.  [***]
d.  [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 2-A
(Citi Collateral Assets)

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 2-B-1
(JPMCB Collateral Assets)

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

8.	[***]	[***]

9.	[***]	[***]

10.	[***]	[***]

11.	[***]	[***]

12.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 2-B-2
(JPMCF Collateral Assets)

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

8.	[***]	[***]

9.	[***]	[***]

10.	[***]	[***]

11.	[***]	[***]

12.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 2-C
(MS Collateral Assets)

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3-A
(Citi Loan Documents)

(All documents are dated as of March ___, 2011 unless otherwise indicated.)

1.
Amended and Restated Master Repurchase Agreement by and between CT Legacy Citi SPV, LLC, a Delaware limited liability company (“Seller”), and Citigroup Global Markets Inc. and Citigroup Financial Products Inc., each a Delaware corporation (collectively, “Buyer”).

2.	Guarantee Agreement made by CT Legacy Asset, LLC, a Delaware limited liability company, for the benefit of Buyer.

3.	Amended and Restated Custodial Agreement by and among Seller, Buyer and Deutsche Bank Trust Company Americas, a New York banking corporation.

4.	Interim Servicing Agreement by and among Seller, Buyer and Midland Loan Services, a division of PNC Bank, National Association (as successor by merger with Midland Loan Services, Inc.).

5.	Amended and Restated Depository Agreement by and among PNC Bank, National Association, a national banking association, Seller and Buyer.

6.	Uniform Commercial Code Financing Statement naming Seller, as debtor, and Buyer, as secured party, to be filed in the office of the Secretary of State of the State of Delaware.

SCHEDULE 3-B
(JPM Loan Documents)

(All documents are dated as of March ___, 2011 unless otherwise indicated.)

JPMorgan Chase Bank Repurchase Facility

1.	Amended and Restated Master Repurchase Agreement by and between CT Legacy JPM SPV, LLC, a Delaware limited liability company (“Seller”), and JPMorgan Chase Bank, N.A. (“Buyer”).

2.	Guarantee Agreement made by CT Legacy Asset, LLC, a Delaware limited liability company, for the benefit of Buyer.

3.	Amended and Restated Custodial Agreement by and among Seller, Buyer and Bank of America, National Association.

4.
Amended and Restated Interim Servicing Agreement by and among Seller, Buyer and Midland Loan Services, a division of PNC Bank, National Association (as successor by merger with Midland Loan Services, Inc.).

5.	Amended and Restated Depository Agreement by and among PNC Bank, National Association, Seller and Buyer.

6.
Uniform Commercial Code Financing Statement naming Seller, as debtor, and Buyer and JPMorgan Chase Funding Inc., as secured parties, to be filed in the office of the Secretary of State of the State of Delaware.

7.
1992 ISDA Master Agreement by and between Buyer (in its individual capacity and as successor-in-interest to Bear Stearns Capital Markets Inc., “Party A”) and Seller (as successor-in-interest to CT BSI Funding Corp.) and Capital Trust, Inc. (collectively, “Party B”), including (a) the Schedule (the “Morgan Schedule”), dated as of August 26, 2005, and (b) the Credit Support Annex (the “Morgan Annex”), dated as of August 26, 2005, as amended by (i) that certain novation letter agreement, dated as of September 23, 2008 (the “Novation Letter”), by and among Party A (in its individual capacity), CT BSI Funding Corp., Bear Stearns International Limited, Bear Stearns Capital Markets Inc., Bear Stearns Forex Inc. and Bear Stearns Bank PLC and (ii) that certain amendment agreement, dated as of May 28, 2009 (the “Amendment Agreement”), by and among Party A (in its individual capacity and as successor-in-interest to Bear Stearns Capital Markets Inc.) and Party B (as further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Morgan Master Agreement”).

JPMorgan Chase Funding Repurchase Facility

1.	Amended and Restated Master Repurchase Agreement by and between CT Legacy JPM SPV, LLC, a Delaware limited liability company (“Seller”), and JPMorgan Chase Funding Inc. (“Buyer”).

2.	Guarantee Agreement made by CT Legacy Asset, LLC, a Delaware limited liability company, for the benefit of Buyer.

3.	Amended and Restated Custodial Agreement by and among Seller, Buyer and Bank of America, National Association.

4.
Amended and Restated Interim Servicing Agreement by and among Seller, Buyer and Midland Loan Services, a division of PNC Bank, National Association (as successor by merger with Midland Loan Services, Inc.).

5.	Amended and Restated Depository Agreement by and among PNC Bank, National Association, Seller and Buyer.

6.
Uniform Commercial Code Financing Statement naming Seller, as debtor, and Buyer and JPMorgan Chase Bank, N.A., as secured parties, to be filed in the office of the Secretary of State of the State of Delaware.

SCHEDULE 3-C
(MS Loan Documents)

(All documents are dated as of March ___, 2011 unless otherwise indicated.)

1.
Amended and Restated Master Repurchase Agreement by and between CT Legacy MS SPV, LLC, CT XLC Holding, LLC, Bellevue C2 Holdings, LLC and CNL Hotel JV, LLC, each a Delaware limited liability company (collectively, “Seller”), and Morgan Stanley Asset Funding Inc. (“Buyer”).

2.	Guarantee Agreement made by CT Legacy Asset, LLC, a Delaware limited liability company, for the benefit of Buyer.

3.	Amended and Restated Custodial Agreement by and among Seller, Buyer and Deutsche Bank Trust Company Americas, a New York banking corporation.

4.
Amended and Restated Interim Servicing Agreement by and among Seller, Buyer and Midland Loan Services, a division of PNC Bank, National Association (as successor by merger with Midland Loan Services, Inc.).

5.	Amended and Restated Depository Agreement by and among PNC Bank, National Association, Seller and Buyer.

6.	Uniform Commercial Code Financing Statement naming Seller, as debtor, and Buyer, as secured party, to be filed in the office of the Secretary of State of the State of Delaware.

SCHEDULE 3.1(l)
(Financial Statements)

The following financial statements of Guarantor, as they appear in Guarantor's Form 10-Q filed with the Securities and Exchange Commission on October 26, 2010, as they pertain to periods ending September 30, 2010 only:

1.	Consolidated Balance Sheets – September 30, 2010 (unaudited) and December 31, 2009

2.	Consolidated Statements of Operations – Three and Nine Months Ended September 30, 2010 (unaudited) and 2009 (unaudited)

3.	Consolidated Statements of Changes in Shareholders' Equity (Deficit) – Nine Months Ended September 30, 2010 (unaudited) and 2009 (unaudited)

4.	Consolidated Statements of Cash Flows – Nine Months Ended September 30, 2010 (unaudited) and 2009 (unaudited)

SCHEDULE 4.10-A
(Receipt and Use of Proceeds)

SCHEDULE 4.10-B
(Capitalization – Organizational Structure)

(See attached)

SCHEDULE 4.16
(Related Party Transactions)

Asset	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 4.17
(Bank Accounts)

AssetCo  - CT Legacy Asset, LLC

Bank Name:  Bank of America
Account # [***]

Borrower - CT Legacy REIT Mezz Borrower, Inc.

Bank Name:  Bank of America
Account # [***]

SCHEDULE 5.1
(Guarantor and Affiliates Investments in Collateral Assets)

Asset	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 5.11
(Form of Covenant Compliance Certificate)

[    ] [  ], 201[  ]

Five Mile Capital II CT Mezz SPE LLC
c/o Five Mile Capital Partners, LLC
Three Stamford Plaza
301 Tresser Boulevard, 12th Floor
Stamford, Connecticut 06901
Attention:  James Glasgow

This Covenant Compliance Certificate is furnished pursuant to that certain Mezzanine Loan Agreement, dated as of March [  ], 2011 by and between Five Mile Capital II CT Mezz SPE LLC (“Mezzanine Lender”) and CT Legacy REIT Mezz Borrower, Inc. (“Borrower”) (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Mezzanine Loan Agreement”).  Unless otherwise defined herein, capitalized terms used in this Covenant Compliance Certificate have the respective meanings ascribed thereto in the Mezzanine Loan Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.	I am a duly elected [INSERT TITLE OF OFFICER] of Borrower.

2.
All of the financial statements, calculations and other information set forth in this Covenant Compliance Certificate, including, without limitation, in any exhibit or other attachment hereto, are true, complete and correct as of the date hereof.

3.
I have reviewed the terms of the Mezzanine Loan Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and financial condition of Borrower during the accounting period covered by the financial statements attached (or most recently delivered to Lender if none are attached).

4.
As of the date hereof, and since the date of the certificate most recently delivered pursuant to Section 5.11 of the Mezzanine Loan Agreement, except as described on Schedule A attached hereto, Borrower has observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects, every condition, contained in the Mezzanine Loan Agreement and the related documents to be observed, performed or satisfied by it.

5.
The examinations described in Paragraph 3 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or default during or at the end of the accounting period covered by the attached financial statements or statement as of the date of this Covenant Compliance Certificate, except as set forth below.

6.
As of the date hereof, each of the representations and warranties made by Borrower in the Mezzanine Loan Agreement are true, correct and complete in all material respects with the same force and effect as if made on and as of the date hereof, except as described on Schedule A attached hereto.

7.
Attached as Exhibit 1 hereto is a description of all interests of Affiliates of Borrower in any underlying Mortgaged Property (including without limitation, any lien, encumbrance or other debt or equity position or other interest in the underlying Mortgaged Property that is senior or pari passu with a Collateral Asset in right of payment or priority).

8.
Attached as Exhibit 2 hereto are the financial statements required to be delivered pursuant to Section 5.11 of the Mezzanine Loan Agreement (or, if none are required to be delivered as of the date of this Covenant Compliance Certificate, the financial statements most recently delivered pursuant to Section 5.11 of the Mezzanine Loan Agreement), which financial statements, to the best of my knowledge after due inquiry, fairly and accurately present in all material respects, the financial condition and operations of Borrower as of the date or with respect to the period therein specified, determined in accordance with the requirements set forth in Section 5.11.

To the best of my knowledge, Borrower has, during the period since the delivery of the immediately preceding Covenant Compliance Certificate, observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects every condition, contained in the Mezzanine Loan Agreement and the related documents to be observed, performed or satisfied by it, and I have no knowledge of the occurrence during such period, or present existence, of any condition or event which constitutes an Event of Default or default, except as set forth in Schedule A.  A “default” for such purposes means any event or circumstance that, with giving of notice or passage of time, would constitute an Event of Default

Described in Schedule A are the exceptions, if any, to the immediately preceding grammatical paragraph and to numbered paragraphs 4, 5 and 6, listing, in detail, the nature of the conditions or events, the periods during which they have existed and the action which the Guarantor or Borrower has taken, is taking, or proposes to take with respect to each such condition or event.

The foregoing certifications, together with the financial statements, updates, reports, materials, calculations and other information set forth in any exhibit, schedule or other attachment hereto, or otherwise covered by this Covenant Compliance Certificate, are made and delivered this [  ] day of [    ], 201[  ].

__________________________________
Name:
Title:

Schedule A
to Covenant Compliance Certificate

SCHEDULE 5.13
(Budget)

CT Legacy REIT Mezz Borrower, Inc.
Estimated Annual Budget
2011
Audit fees	[***]

Tax compliance / consulting	[***]

Legal fees (asset specific)	[***]

Legal fees (general - asset management)	[***]

Legal fees (Repurchase agreements)	[***]

Legal fees (Corporate)	[***]

Independent Director Fees	[***]

REIT Funding fee	[***]

Travel	[***]

Other operating (Filing fees, FedEx, etc.)	[***]

Bank charges	[***]

Miscellaneous	[***]
Total	[***]

SCHEDULE 7.23
(Restricted Collateral Assets)

First Mortgage Loans

Loan	Securitization Pool (if any)
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Subordinate Loans

Loan	Securitization Pool (if any)
[***]	[***] [***]

[***]	[***]

[***]	[***] [***]

[***]
[***]
[***]
[***]
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

[***]	[***] [***] [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]

[***]	[***]

[***]	[***]

[***]

[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.